Exhibit 10.4

GUARANTEE AND COLLATERAL AGREEMENT

made by

CDRT ACQUISITION CORPORATION,

EMERGENCY MEDICAL SERVICES CORPORATION,

and certain of its Subsidiaries,

in favor of

DEUTSCHE BANK AG NEW YORK BRANCH,

as Collateral Agent

Dated as of May 25, 2011

SECTION 1 Defined Terms		6

1.1	Definitions	6
1.2	Other Definitional Provisions	16

SECTION 2 Guarantee		16

2.1	Guarantee	16
2.2	Right of Contribution	17
2.3	No Subrogation	18
2.4	Amendments, etc. with Respect to the Obligations	18
2.5	Guarantee Absolute and Unconditional	19
2.6	Reinstatement	20
2.7	Payments	20

SECTION 3 Grant of Security Interest		21

3.1	Grant	21
3.2	Pledged Collateral	22
3.3	Certain Limited Exceptions	22
3.4	Intercreditor Relations	25

SECTION 4 Representations and Warranties		26

4.1	Representations and Warranties of Each Guarantor	26
4.2	Representations and Warranties of Each Grantor	26
4.3	Representations and Warranties of Each Pledgor	30

SECTION 5 Covenants		31

5.1	Covenants of Each Guarantor	31
5.2	Covenants of Each Grantor	31
5.3	Covenants of Each Pledgor	36
5.4	Covenants of Holdings	38

SECTION 6 Remedial Provisions		39

6.1	Certain Matters Relating to Accounts	39
6.2	Communications with Obligors; Grantors Remain Liable	41
6.3	Pledged Stock	42
6.4	Proceeds to Be Turned Over to the Collateral Agent	43
6.5	Application of Proceeds	43
6.6	Code and Other Remedies	43
6.7	Registration Rights	44
6.8	Waiver; Deficiency	45
6.9	Enforcement Limitation	45

SECTION 7 The Collateral Agent		46

7.1	Collateral Agent’s Appointment as Attorney-in-Fact, etc.	46
7.2	Duty of Collateral Agent	48
7.3	Financing Statements	48
7.4	Authority of Collateral Agent	48
7.5	Right of Inspection	49

SECTION 8 Non-Lender Secured Parties		49

8.1	Rights to Collateral	49
8.2	Appointment of Agent	50
8.3	Waiver of Claims	51
8.4	Designation of Non-Lender Secured Parties	51

SECTION 9 Miscellaneous		51

9.1	Amendments in Writing	51
9.2	Notices	52
9.3	No Waiver by Course of Conduct; Cumulative Remedies	52
9.4	Enforcement Expenses; Indemnification	52
9.5	Successors and Assigns	53
9.6	Set-Off	53
9.7	Counterparts	53
9.8	Severability	54
9.9	Section Headings	54
9.10	Integration	54
9.11	GOVERNING LAW	54
9.12	Submission to Jurisdiction; Waivers	54
9.13	Acknowledgments	55
9.14	WAIVER OF JURY TRIAL	55
9.15	Additional Granting Parties	56
9.16	Releases	56
9.17	Judgment	57

SCHEDULES

Schedule 1               —         Notice Addresses of Granting Parties

Schedule 2               —         Pledged Securities

Schedule 3               —         Perfection Matters

Schedule 4               —         Jurisdiction of Organization

Schedule 5               —         Intellectual Property

Schedule 6               —         Commercial Tort Claims
Schedule 7               —         Letter-of-Credit Rights
Schedule 8               —         Holdings Contracts

ANNEXES

Annex 1                    —         Acknowledgement and Consent of Issuers who are not Granting Parties

Annex 2                    —         Assumption Agreement

Annex 3                    —         Supplemental Agreement

GUARANTEE AND COLLATERAL AGREEMENT

GUARANTEE AND COLLATERAL AGREEMENT, dated as of May 25, 2011, made by CDRT ACQUISITION CORPORATION, a Delaware corporation (“Holdings”), EMERGENCY MEDICAL SERVICES CORPORATION, a Delaware corporation (the “Parent Borrower”), and certain Subsidiaries of the Parent Borrower (the “Subsidiary Borrowers” and together with the Parent Borrower, collectively the “Borrowers”) and certain other Subsidiaries of the Parent Borrower that are signatories hereto, in favor of DEUTSCHE BANK AG NEW YORK BRANCH, as collateral agent (in such capacity, and together with its successors and assigns in such capacity, the “Collateral Agent”) and administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”) for the banks and other financial institutions (collectively, the “Lenders”; individually, a “Lender”) from time to time parties to the Credit Agreement described below.

W I T N E S S E T H :

WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “Credit Agreement”), among CDRT Merger Sub, Inc. (“Merger Sub”), a Delaware corporation that is to be merged with and into the Parent Borrower, the Parent Borrower, the Subsidiary Borrowers, the Collateral Agent, the Administrative Agent, and the other parties party thereto, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrowers are members of an affiliated group of companies that includes Holdings, the Parent Borrower, the Subsidiary Borrowers, the Parent Borrower’s other Domestic Subsidiaries that are party hereto and any other Domestic Subsidiary of the Parent Borrower that becomes a party hereto from time to time after the date hereof (all of the foregoing collectively, the “Granting Parties”);

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Granting Parties in connection with the operation of their respective businesses;

WHEREAS, the Borrowers and the other Granting Parties are engaged in related businesses, and each such Granting Party will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, it is a condition to the obligation of the Lenders to make their respective extensions of credit under the Credit Agreement that the Granting Parties shall execute and deliver this Agreement to the Collateral Agent for the benefit of the Secured Parties;

WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under, such agreement or successor agreements, the

“Term Loan Credit Agreement”), among Merger Sub, the Parent Borrower, Deutsche Bank AG New York Branch, as collateral agent and as administrative agent (in such capacities, the “Term Loan Agent”), and the other parties party thereto, the Lenders party thereto have severally agreed to make extensions of credit (the “Term Loans”) to Parent Borrower upon the terms and subject to the conditions set forth therein

WHEREAS, pursuant to that certain Guarantee and Collateral Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Term Loan Collateral Agreement”), among Holdings, the Parent Borrower, certain Subsidiaries of the Parent Borrower and the Term Loan Agent, the Parent Borrower and such Subsidiaries have granted a first priority (as defined in the Term Loan Credit Agreement) Lien to the Term Loan Agent for the benefit of the Term Loan Secured Parties (as defined herein) on the Term Loan Priority Collateral (as defined herein) and a second priority Lien for the benefit of the Term Loan Secured Parties on the ABL Priority Collateral (as defined herein) (subject in each case to Permitted Liens);

WHEREAS, the Collateral Agent and the Term Loan Agent have entered into an ABL Intercreditor Agreement, acknowledged by Holdings, the Parent Borrower and the Granting Parties, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time (subject to Subsection 9.1), the “ABL/Term Loan Intercreditor Agreement”); and

WHEREAS, the Collateral Agent and one or more Additional Agents may in the future enter into a Junior Lien Intercreditor Agreement substantially in the form attached to the Credit Agreement as Exhibit P, and acknowledged by the Borrowers and the other Granting Parties (as amended, amended and restated, waived, supplemented or otherwise modified from time to time (subject to Subsection 9.1), the “Junior Lien Intercreditor Agreement”), and one or more Other Intercreditor Agreements or Intercreditor Agreement Supplements.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Granting Party hereby agrees with the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties (as defined below), as follows:

SECTION 1

Defined Terms

1.1           Definitions.  (a)  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms that are defined in the Code (as in effect on the date hereof) are used herein as so defined:  Cash Proceeds, Chattel Paper, Commercial Tort Claims, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Letter-of-Credit Rights, Money, Promissory Notes, Records, Securities, Securities Accounts, Security Entitlements, Software, Supporting Obligations and Tangible Chattel Paper.

(b)                   The following terms shall have the following meanings:

“ABL Priority Collateral”:  as defined in the ABL/Term Loan Intercreditor Agreement.

“ABL/Term Loan Intercreditor Agreement”:  as defined in the recitals hereto.

“Accounts”:  all accounts (as defined in the Code) of each Grantor, including, without limitation, all Accounts (as defined in the Credit Agreement) and Accounts Receivable of such Grantor.

“Accounts Receivable”:  any right to payment for goods sold or leased or for services rendered, which is not evidenced by an instrument (as defined in the Code) or Chattel Paper.

“Additional ABL Agent”:  as defined in the ABL/Term Loan Intercreditor Agreement.

“Additional ABL Collateral Documents”:  as defined in the ABL/Term Loan Intercreditor Agreement.

“Additional ABL Obligations”:  as defined in the ABL/Term Loan Intercreditor Agreement.

“Additional ABL Secured Parties”:  as defined in the ABL/Term Loan Intercreditor Agreement.

“Additional Agent”:  as defined in the ABL/Term Loan Intercreditor Agreement.

“Additional Secured Parties”:  as defined in the ABL/Term Loan Intercreditor Agreement.

“Additional Term Agent”:  as defined in the ABL/Term Loan Intercreditor Agreement.

“Additional Term Collateral Documents”:  as defined in the ABL/Term Loan Intercreditor Agreement.

“Additional Term Obligations”:  as defined in the ABL/Term Loan Intercreditor Agreement.

“Adjusted Net Worth”:  of any Guarantor at any time, shall mean the greater of (x) $0 and (y) the amount by which the fair saleable value of such Guarantor’s assets on the date of the respective payment hereunder exceeds its debts and other liabilities (including contingent liabilities, but without giving effect to any of its obligations under this Agreement or any other Loan Document, or pursuant to its guarantee with respect to any Indebtedness then outstanding under the Term Loan Facility, the Senior Notes or any Assumed Indebtedness) on such date.

“Administrative Agent”:  as defined in the preamble hereto.

“Agreement”:  this Guarantee and Collateral Agreement, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time.

“Applicable Law”:  as defined in Subsection 9.8.

“Bank Products Affiliate” shall mean any Person who (a) has entered into a Bank Products Agreement with a Grantor with the obligations of such Grantor thereunder being secured by one or more Loan Documents, (b) was a Lender or an Affiliate of a Lender on the date hereof, or at the time of entry into such Bank Products Agreement, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Parent Borrower in accordance with Subsection 8.4 (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate with respect to more than one Credit Facility).

“Bank Products Agreement”: any agreement pursuant to which a bank or other financial institution agrees to provide (a) treasury services, (b) credit card, merchant card, purchasing card or stored value card services (including, without limitation, the processing of payments and other administrative services with respect thereto), (c) cash management services (including, without limitation, controlled disbursements, automated clearinghouse transactions, return items, netting, overdrafts, depository, lockbox, stop payment, electronic funds transfer, information reporting, wire transfer and interstate depository network services) and (d) other banking products or services as may be requested by any Grantor (other than letters of credit and other than loans except indebtedness arising from services described in clauses (a) through (c) of this definition).

“Bankruptcy Case”:  (i) Holdings or any of its Subsidiaries commencing any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holdings or any of its Subsidiaries making a general assignment for the benefit of its creditors; or (ii) there being commenced against Holdings or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days.

“Borrower Obligations”:  with respect to any Borrower, the collective reference to  all obligations and liabilities of such Borrower in respect of the unpaid principal of and interest on (including, without limitation, interest and fees accruing after the maturity of the Loans and Reimbursement Obligations and interest and fees accruing after (or that would accrue but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition interest or fees is allowed in such proceeding) the Loans, the Reimbursement Obligations, and all

other obligations and liabilities of such Borrower to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Loans, the Letters of Credit, the other Loan Documents, any Interest Rate Protection Agreement, Permitted Hedging Arrangement or Bank Products Agreement entered into with any Bank Products Affiliate or Hedging Affiliate, any Guarantee Obligation of Holdings or any of its Subsidiaries as to which any Secured Party is a beneficiary, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with any such Bank Products Agreement or a termination of any transaction entered into pursuant to any such Interest Rate Protection Agreement or Permitted Hedging Arrangement, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees, expenses and disbursements of counsel to the Administrative Agent or any other Secured Party that are required to be paid by such Borrower pursuant to the terms of the Credit Agreement or any other Loan Document).

“Borrowers”:  as defined in the preamble hereto.

“Code”:  the Uniform Commercial Code as from time to time in effect in the State of New York.

“Collateral”:  as defined in Section 3; provided that, for purposes of Subsection 6.5, Section 8 and Subsection 9.16(b), “Collateral” shall have the meaning assigned to such term in the Credit Agreement.

“Collateral Account Bank”:  a bank which at all times is a Lender or an affiliate thereof as selected by the relevant Grantor and consented to in writing by the Collateral Agent (such consent not to be unreasonably withheld or delayed).

“Collateral Agent”:  as defined in the preamble hereto.

“Collateral Proceeds Account”:  a non-interest bearing cash collateral account established and maintained by the relevant Grantor at an office of the Collateral Account Bank in the name, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Parties.

“Collateral Representative”: (i) the Term Collateral Representative and the ABL Collateral Representative (each as defined in the ABL/Term Loan Intercreditor Agreement), (ii) if the Junior Lien Intercreditor Agreement is executed, the Senior Priority Representative (as defined therein) and (iii) if any Other Intercreditor Agreement is executed, the Person acting as representative for the Collateral Agent and the Secured Parties thereunder for the applicable purpose contemplated by this Agreement.

“Commercial Tort Action”: any action, other than an action primarily seeking declaratory or injunctive relief with respect to claims asserted or expected to be asserted by Persons other than the Grantors, that is commenced by a Grantor in the courts of the United States of America, any state or territory thereof or any political subdivision of any such state or territory, in which any Grantor seeks damages arising out of torts committed against it that would reasonably be expected to result in a damage award to it exceeding $3,000,000.

“Contracts”:  with respect to any Grantor, all contracts, agreements, instruments and indentures in any form and portions thereof, to which such Grantor is a party or under which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, waived or otherwise modified, and all rights of such Grantor thereunder, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

“Copyright Licenses”:  with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States copyright of such Grantor, other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including, without limitation, any material license agreements listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Copyrights”:  with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States copyrights, whether or not the underlying works of authorship have been published or registered, all United States copyright registrations and copyright applications, including, without limitation, any copyright registrations and copyright applications listed on Schedule 5, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof and (iii) the right to sue or otherwise recover for past, present and future infringements and misappropriations thereof.

“Credit Agreement”:  as defined in the recitals hereto.

“Credit Facility”:  as defined in the ABL/Term Loan Intercreditor Agreement.

“Deposit Account”:  any “deposit account” as such term is defined in the Code (as in effect on the date hereof), now or hereafter maintained by any Grantor, and, in any event, shall include, but shall not be limited to all Blocked Accounts, Loan Party DDAs and Loan Party Concentration Accounts.

“Excluded Assets”:  as defined in Subsection 3.3.

“Excluded Vehicles”: at any time, Vehicles with a model year older than 10 years at the time of determination, including all tires and appurtenances thereto.

“Foreign Intellectual Property”: any right, title or interest in or to any copyrights, copyright licenses, patents, patent applications, patent licenses, trade secrets, trade secret licenses, trademarks, trademark applications, trade names, trademark licenses, technology, know-how and processes or any other intellectual property governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than the United States of America or any state thereof.

“Government Accounts Receivable”:  any right to payment for goods sold or services rendered for Restricted Government Accounts.

“Government Receivables Deposit Account”:  any Deposit Account containing or receiving Government Accounts Receivable deposited or transferred by Governmental Authorities.

“Granting Parties”:  as defined in the recitals hereto.

“Grantor”:  Holdings, the Borrowers, the Parent Borrower’s other Domestic Subsidiaries that are party hereto and any other Domestic Subsidiary of the Parent Borrower that becomes a party hereto from time to time after the date hereof.

“Guarantor Obligations”:  with respect to any Guarantor, the collective reference to (i) the Obligations guaranteed by such Guarantor pursuant to Section 2 and (ii) all obligations and liabilities of such Guarantor that may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, any Interest Rate Protection Agreement, Permitted Hedging Arrangement or Bank Products Agreement entered into with any Bank Products Affiliate or Hedging Affiliate, any Guarantee Obligation of Holdings or any of its Subsidiaries as to which any Secured Party is a beneficiary, or any other document made, delivered or given in connection therewith of such Guarantor, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, to the Other Representatives or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document and interest and fees accruing after (or that would accrue but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Guarantor, whether or not a claim for post-filing or post-petition interest or fees is allowed in such proceeding).

“Guarantors”:  the collective reference to each Granting Party, other than the Borrowers.

“Hedging Affiliate”: any Person who (a) has entered into a Hedging Agreement with any Grantor with the obligations of such Grantor thereunder being secured by one or more Loan Documents, (b) was an Agent, a Lender or an Affiliate of a Lender on the date hereof, or at the time of entry into such Hedging Agreement, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Parent Borrower in accordance with Subsection 8.4 (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate with respect to more than one Credit Facility).

“Hedging Agreement”: any Interest Rate Agreement, Commodities Agreement, Currency Agreement (each as defined in the ABL/Term Loan Intercreditor Agreement) or any other credit or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity,  equity values or creditworthiness (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

“Holdings”:  as defined in the preamble hereto.

“Instruments”:  as defined in Article 9 of the Code but excluding Pledged Securities.

“Intellectual Property”:  with respect to any Grantor, the collective reference to such Grantor’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade Secret Licenses, Trademarks and Trademark Licenses.

“Intercompany Note”:  with respect to any Grantor, any promissory note in a principal amount in excess of $3,000,000 evidencing loans made by such Grantor to Holdings, the Parent Borrower or any of its Restricted Subsidiaries.

“Intercreditor Agreements”:  (a) the ABL/Term Loan Intercreditor Agreement, (b) the Junior Lien Intercreditor Agreement (upon and during the effectiveness thereof) and (c) any Other Intercreditor Agreement that may be entered into in the future by the Collateral Agent and one or more Additional Agents and acknowledged by the Borrowers and the other Granting Parties (each as amended, amended and restated, waived, supplemented or otherwise modified from time to time (subject to Subsection 9.1) (upon and during the effectiveness thereof).

“Inventory”:  with respect to any Grantor, all inventory (as defined in the Code) of such Grantor, including, without limitation, all Inventory (as defined in the Credit Agreement) of such Grantor.

“Investment Property”:   the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the Uniform Commercial Code as in effect in the State of New York on the date hereof (other than Capital Stock (including for these purposes any investment deemed to be Capital Stock for United States tax purposes) of any Foreign Subsidiary in excess of 65% of any series of such stock and other than any Capital Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Securities.

“Issuers”:  the collective reference to the Persons identified on Schedule 2 as the issuers of Pledged Stock, together with any successors to such companies (including, without limitation, any successors contemplated by Subsection 8.2 of the Credit Agreement).

“Junior Lien Intercreditor Agreement”:  as defined in the recitals hereto.

“Lender”:  as defined in the preamble hereto.

“Management Loans”: Indebtedness (including any extension, renewal or refinancing thereof) outstanding at any time incurred by any Management Investors in connection with any purchases by them of Capital Stock of any Parent Entity or Holdings, which Indebtedness is entitled to the benefit of any Management Guarantee of the Parent Borrower or any of its Restricted Subsidiaries.

“Merger Sub”: as defined in the recitals hereto.

“Non-Lender Secured Parties”:  the collective reference to all Bank Products Affiliates and Hedging Affiliates and any person who, at the time of entering into any Management Loan secured hereby, was a Lender or an affiliate of any Lender, and their respective successors, assigns and transferees.

“Obligations”:  (i) in the case of each Borrower, its Borrower Obligations and (ii) in the case of each other Guarantor, its Guarantor Obligations.

“Parent Borrower”:  as defined in the preamble hereto.

“Patent Licenses”:  with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States patent, patent application, or patentable invention other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including, without limitation, the material license agreements listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Patents”:  with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States patents, patent applications and patentable inventions and all reissues and extensions thereof, including, without limitation, all patents and patent applications identified in Schedule 5, and including, without limitation, (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights corresponding thereto in the United States and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

“Pledged Collateral”:  as to any Pledgor, the Pledged Securities now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof.

“Pledged Notes”:  with respect to any Pledgor, all Intercompany Notes at any time issued to, or held or owned by, such Pledgor.

“Pledged Securities”:  the collective reference to the Pledged Notes and the Pledged Stock.

“Pledged Stock”:  with respect to any Pledgor, the shares of Capital Stock listed on Schedule 2 as held by such Pledgor, together with any other shares of Capital Stock required to be pledged by such Pledgor pursuant to Subsection 7.9 of the Credit Agreement, as well as any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Issuer that may be issued or granted to, or held by, such Pledgor while this

Agreement is in effect; provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, directly or indirectly, (i) more than 65% of any series of the outstanding Capital Stock (including for these purposes any investment deemed to be Capital Stock for U.S. tax purposes) of any Foreign Subsidiary, (ii) any of the Capital Stock of a Subsidiary of a Foreign Subsidiary, (iii) de minimis shares of a Foreign Subsidiary held by any Pledgor as a nominee or in a similar capacity, (iv) Capital Stock of any Captive Insurance Subsidiary, (v) EMS Executive Investco LLC, and (vi) without duplication, any Excluded Assets.

“Pledgor”:  Holdings (with respect to the Pledged Stock of the Parent Borrower and all other Pledged Collateral of Holdings), the Borrowers (with respect to Pledged Stock of the entities listed on Schedule 2 held by the applicable Borrower and all other Pledged Collateral of such applicable Borrower) and each other Granting Party (with respect to Pledged Securities held by such Granting Party and all other Pledged Collateral of such Granting Party).

“Proceeds”:  all “proceeds” as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, Proceeds of Pledged Securities shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Restrictive Agreements”:  as defined in Subsection 3.3(a).

“Secured Parties”: the collective reference to (i) the Administrative Agent, the Collateral Agent and each Other Representative, (ii) the Lenders (including, without limitation, the Issuing Lenders and the Swingline Lender), (iii) the Non-Lender Secured Parties and (iv) the respective successors and assigns and the permitted transferees and endorsees of each of the foregoing.

“Security Collateral”:  with respect to any Granting Party, means, collectively, the Collateral (if any) and the Pledged Collateral (if any) of such Granting Party.

“Specified Asset”:  as defined in Subsection 4.2.2.

“Subsidiary Borrowers”:  as defined in the preamble hereto.

“Term Loan Agent”:  as defined in the recitals hereto and as further defined in the Credit Agreement.

“Term Loan Collateral Agreement”:  as defined in the recitals hereto and as further defined in the Credit Agreement.

“Term Loan Credit Agreement”: as defined in the recitals hereto and as further defined in the Credit Agreement.

“Term Loan Priority Collateral”:  as defined in the ABL/Term Loan Intercreditor Agreement.

“Term Loan Secured Parties”:  the “Secured Parties” as defined in the Term Loan Collateral Agreement.

“Term Loans”:  as defined in the recitals hereto and as further defined in the Credit Agreement.

“Trade Secret Licenses”:  with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States trade secrets, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade Secrets”:  with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States trade secrets, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including, without limitation, (i) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses, non-disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (ii) the right to sue or otherwise recover for past, present or future misappropriations thereof.

“Trademark Licenses”:  with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including, without limitation, the material license agreements listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trademarks”:  with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trademark and service mark registrations, and applications for trademark or service mark registrations (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed and accepted, it being understood and agreed that the carve out in this parenthetical shall be applicable only if and for so long as a grant or enforcement of a security interest in such intent to use application would invalidate or otherwise jeopardize Grantor’s rights therein or in the resulting registration), and any renewals thereof, including, without limitation, each registration and application identified in Schedule 5, and including, without limitation, (i) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all other rights corresponding thereto and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto in the United States, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.

“Vehicles”:  all vehicles (other than Excluded Vehicles) that are owned by a Grantor, including cars, trucks, trailers, ambulances and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

1.2                                 Other Definitional Provisions.  (a)  The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Annex references are to this Agreement unless otherwise specified.  The words “include”, “includes”, and “including” shall be deemed to be followed by the phrase “without limitation”.

(b)                                                         The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)                                                          Where the context requires, terms relating to the Collateral, Pledged Collateral or Security Collateral, or any part thereof, when used in relation to a Granting Party shall refer to such Granting Party’s Collateral, Pledged Collateral or Security Collateral or the relevant part thereof.

(d)                                                         All references in this Agreement to any of the property described in the definition of the term “Collateral” or “Pledged Collateral”, or to any Proceeds thereof, shall be deemed to be references thereto only to the extent the same constitute Collateral or Pledged Collateral, respectively.

SECTION 2

Guarantee

2.1                                 Guarantee.  (a)  Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties, the prompt and complete payment and performance by each Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of such Borrower owed to the Secured Parties.

(b)                                                         Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under applicable law, including applicable federal and state laws relating to the insolvency of debtors; provided that, to the maximum extent permitted under applicable law, it is the intent of the parties hereto that the rights of contribution of each Guarantor provided in Subsection 2.2 be included as an asset of the respective Guarantor in determining the maximum liability of such Guarantor hereunder.

(c)                                                          Each Guarantor agrees that the Borrower Obligations guaranteed by it hereunder may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other Secured Party hereunder.

(d)                                                         The guarantee contained in this Section 2 shall remain in full force and effect until the earlier to occur of (i) the first date on which all the Loans, any Reimbursement Obligations, all other Borrower Obligations then due and owing, and the obligations of each Guarantor under the guarantee contained in this Section 2 then due and owing shall have been satisfied by payment in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent) and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement any of the Borrowers may be free from any Borrower Obligations, (ii) as to any Guarantor, the sale or other disposition of all of the Capital Stock of such Guarantor (to a Person other than Holdings, the Parent Borrower or a Restricted Subsidiary of either) that is permitted under the Credit Agreement or (iii) the designation of such Guarantor as a Borrower or an Unrestricted Subsidiary.

(e)                                                          No payment made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from any of the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of any of the Borrower Obligations), remain liable for the Borrower Obligations of each Borrower guaranteed by it hereunder up to the maximum liability of such Guarantor hereunder until the earlier to occur of (i) the first date on which all the Loans, any Reimbursement Obligations, and all other Borrower Obligations then due and owing, are paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent) and the Commitments are terminated, (ii) the sale or other disposition of all of the Capital Stock of such Guarantor (to a Person other than Holdings, the Parent Borrower or a Subsidiary of either) that is permitted under the Credit Agreement or (iii) the designation of such Guarantor as a Borrower or an Unrestricted Subsidiary.

2.2                                 Right of Contribution.  Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share (based, to the maximum extent permitted by law, on the respective Adjusted Net Worths of the Guarantors on the date the respective payment is made) of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder that has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Subsection 2.3.  The provisions of this Subsection 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3                                 No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the other Secured Parties by the Borrowers on account of the Borrower Obligations are paid in full in cash, no Letter of Credit shall be outstanding (or shall not have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent) and the Commitments are terminated.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full in cash or any Letter of Credit shall remain outstanding (and shall not have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent) or any of the Commitments shall remain in effect, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be held as collateral security for all of the Borrower Obligations (whether matured or unmatured) guaranteed by such Guarantor and/or then or at any time thereafter may be applied against any Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.4                                 Amendments, etc. with Respect to the Obligations.  To the maximum extent permitted by law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Collateral Agent, the Administrative Agent or any other Secured Party may be rescinded by the Collateral Agent, the Administrative Agent or such other Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, waived, modified, accelerated, compromised, subordinated, waived, surrendered or released by the Collateral Agent, the Administrative Agent or any other Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as the Collateral Agent or the Administrative Agent (or the Required Lenders or the applicable Lenders(s), as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent, the Administrative Agent or any other Secured Party for the payment of any of the Borrower

Obligations may be sold, exchanged, waived, surrendered or released.  None of the Collateral Agent, the Administrative Agent and each other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for any of the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except to the extent required by applicable law.

2.5                                 Guarantee Absolute and Unconditional.  Each Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Collateral Agent, the Administrative Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Borrower Obligations, and any obligation contained therein, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any of the Borrowers and any of the Guarantors, on the one hand, and the Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2.  Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the other Guarantors with respect to any of the Borrower Obligations.  Each Guarantor understands and agrees, to the extent permitted by law, that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and not of collection.  Each Guarantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses (other than any claim alleging breach of a contractual provision of any of the Loan Documents) that it may have arising out of or in connection with any and all of the following:  (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent, the Administrative Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by any of the Borrowers against the Collateral Agent, the Administrative Agent or any other Secured Party, (c) any change in the time, place, manner or place of payment, amendment, or waiver or increase in any of the Obligations, (d) any exchange, non-perfection, taking, or release of Security Collateral, (e) any change in the structure or existence of any of the Borrowers, (f) any application of Security Collateral to any of the Obligations, (g) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any Obligation or the rights of the Collateral Agent, the Administrative Agent or any other Secured Party with respect thereto, including, without limitation:  (i) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of any currency (other than Dollars) for Dollars or the remittance of funds outside of such jurisdiction or the unavailability of Dollars in any legal exchange market in such jurisdiction in accordance with normal commercial practice, (ii) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any Governmental Authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction, (iii) any expropriation, confiscation, nationalization or requisition by such country or any Governmental Authority that directly or indirectly deprives any Borrower of any assets or their use, or of the ability to operate its business or a material part thereof, or (iv) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (i), (ii) or (iii) above (in each of the cases contemplated in clauses (i) through (iv) above, to the extent occurring or existing on or at any time after the date of this Agreement), or (h) any other circumstance whatsoever (other than payment in full in cash of the Borrower Obligations guaranteed by it hereunder) (with or without notice to or knowledge of any of the Borrowers or such Guarantor) or any existence of or reliance on any representation by the Secured Parties that constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Borrowers for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent, the Administrative Agent and any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any of the Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations guaranteed by such Guarantor hereunder or any right of offset with respect thereto, and any failure by the Collateral Agent, the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any of the Borrowers, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent, the Administrative Agent or any other Secured Party against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6                                 Reinstatement.  The guarantee of any Guarantor contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations guaranteed by such Guarantor hereunder is rescinded or must otherwise be restored or returned by the Collateral Agent, the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7                                 Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim, in Dollars (or in the case of any amount required to be paid in any other currency pursuant to the requirements of the Credit Agreement or other agreement relating to the respective Obligations, such other currency), at the Administrative Agent’s office specified in Subsection 11.2 of the Credit Agreement or such other address as may be designated in writing by the Administrative Agent to such Guarantor from time to time in accordance with Subsection 11.2 of the Credit Agreement.

SECTION 3

Grant of Security Interest

3.1                                 Grant.  Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Collateral of such Grantor, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except as provided in Subsection 3.3.  The term “Collateral”, as to any Grantor, means the following property (wherever located) now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, except as provided in Subsection 3.3:

(a)                                  all Accounts;

(b)                                 all Money (including all cash);

(c)                                  all Cash Equivalents;

(d)                                 all Chattel Paper;

(e)                                  all Contracts;

(f)                                    all Deposit Accounts;

(g)                                 all Documents;

(h)                                 all Equipment;

(i)                                     all General Intangibles (including all Software);

(j)                                     all Instruments;

(k)                                  all Intellectual Property;

(l)                                     all Inventory;

(m)                               all Investment Property;

(n)                                 all Letter-of-Credit Rights;

(o)                                 all Fixtures;

(p)                                 all Vehicles;

(q)                                 all Supporting Obligations;

(r)                                    all Commercial Tort Claims constituting Commercial Tort Actions described in Schedule 6 (together with any Commercial Tort Actions subject to a further writing provided in accordance with Subsection 5.2.12);

(s)                                  all books and records relating to the foregoing (including without limitation all books, customer lists, and records, whether tangible or electronic, which contain any information or data relating to any of the foregoing);

(t)                                    the Collateral Proceeds Account; and

(u)                                 to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, Collateral shall not include any Pledged Collateral, or any property or assets described in the proviso to the definition of Pledged Stock.

3.2                                 Pledged Collateral.  Each Granting Party that is a Pledgor, hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Pledged Collateral of such Pledgor now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof, as collateral security for the prompt and complete performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Pledgor, except as provided in Subsection 3.3.

3.3                                 Certain Limited Exceptions.  No security interest is or will be granted pursuant to this Agreement or any other Security Document in any right, title or interest of any Granting Party under or in, and “Collateral” and “Pledged Collateral” shall not include the following (collectively, the “Excluded Assets”):

(a)                                  any Instruments, Contracts, Chattel Paper, General Intangibles, Copyright Licenses, Patent Licenses, Trademark Licenses, Trade Secret Licenses or other contracts or agreements with or issued by Persons other than Holdings, a Subsidiary of Holdings or the Parent Borrower or an Affiliate of any of the foregoing,(collectively, “Restrictive Agreements”) that would otherwise be included in the Security Collateral (and such Restrictive Agreements shall not be deemed to constitute a part of the Security Collateral) for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Restrictive Agreements (in each case, except to the extent that, pursuant to the Code or other applicable law, the granting of security interests therein can be made without resulting in a breach, default or termination of such Restrictive Agreements);

(b)                                 any Equipment or other property that would otherwise be included in the Security Collateral (and such Equipment or other property shall not be deemed to constitute a part of the Security Collateral) if such Equipment or other property (x) (A) is subject to a Lien described in Subsection 8.14(d) or (e) (with respect to a Lien described in Subsection 8.14(d)) of the Credit Agreement or (B) is subject to a Lien described in clause (h) with respect to Purchase Money Obligations and Capitalized Lease Obligations or (o) (with respect to such Liens described in clause (h)) of the definition of “Permitted

Liens” in the Term Loan Credit Agreement or (y) (A) is subject to any Lien in described in Subsection 8.14(q) of the Credit Agreement or (B) is subject to any Lien in respect of Hedging Obligations (as defined in the Term Loan Credit Agreement) permitted by Subsection 8.6 of the Term Loan Credit Agreement as a “Permitted Lien” pursuant to clause (h) of the definition thereof in the Term Loan Credit Agreement (but in each case only for so long as such Liens are in place), and such Equipment or other property consists solely of (i) cash, Cash Equivalents or Temporary Cash Investments, together with proceeds, dividends and distributions in respect thereof, (ii) any assets relating to such assets, proceeds, dividends or distributions or to any Hedging Obligations, and/or (iii) any other assets consisting of, relating to or arising under or in connection with (1) any Interest Rate Agreements, Currency Agreements or Commodities Agreements or (2) any other agreements, instruments or documents related to any Hedging Obligations or to any of the assets referred to in any of subclauses (i) through (iii) of this subclause (B);

(c)                                  any property (and/or related rights and/or assets) that (A) would otherwise be included in the Security Collateral (and such property (and/or related rights and/or assets) shall not be deemed to constitute a part of the Security Collateral) if such property has been sold or otherwise transferred in connection with a Sale and Leaseback Transaction permitted under Subsection 8.5 of the Credit Agreement or clause (x) of the definition of “Asset Disposition” in the Term Loan Credit Agreement, or (B) is subject to any Liens permitted under Subsection 8.14 of the Credit Agreement or Subsection 8.6 of the Term Loan Credit Agreement which relates to property subject to any such Sale and Leaseback Transaction or general intangibles related thereto (but only for so long as such Liens are in place), provided that, notwithstanding the foregoing, a security interest of the Collateral Agent shall attach to any money, securities or other consideration received by any Grantor as consideration for the sale or other disposition of such property as and to the extent such consideration would otherwise constitute Security Collateral;

(d)                                 Capital Stock (including for these purposes any investment deemed to be Capital Stock for United States tax purposes) which is described in the proviso to the definition of Pledged Stock;

(e)                                  Capital Stock that constitutes de minimis shares of a Foreign Subsidiary held by any Granting Party as a nominee or in a similar capacity;

(f)                                    any Money, cash, checks, other negotiable instruments, funds and other evidence of payment held in any Deposit Account of the Parent Borrower or any of its Subsidiaries in the nature of a security deposit with respect to obligations for the benefit of the Parent Borrower or any of its Subsidiaries, which must be held for or returned to the applicable counterparty under applicable law or pursuant to Contractual Obligations;

(g)                                 the Merger Agreement and any rights therein or arising thereunder (except any proceeds of the Merger Agreement);

(h)                                 any interest in leased real property (including Fixtures related thereto) (and there shall be no requirement to deliver landlord lien waivers, estoppels or collateral access letters);

(i)                                     any fee interest in owned real property (including Fixtures related thereto) if the fair market value of such fee interest is less than $5,000,000 individually;

(j)                                     (x) any assets subject to certificate of title (other than Vehicles) and (y) any Vehicles owned by a Grantor that are subject to an agreement with a Governmental Authority that validly prohibits the creation of a security interest or lien thereon or which would be breached or give any party the right to terminate it as a result of creation of a security interest or lien, including, without limitation, any restrictions related to any Municipal Contract Liens;

(k)                                  Letter of Credit Rights and Commercial Tort Claims individually with a value of less than $3,000,000;

(l)                                     assets to the extent the granting or perfecting of a security interest in such assets would result in costs or other consequences to Holdings or any of its Subsidiaries as reasonably determined in writing by the Parent Borrower, the Administrative Agent and, to the extent such assets would otherwise constitute ABL Priority Collateral, the Collateral Agent, that are excessive in view of the benefits that would be obtained by the Secured Parties;

(m)                               those assets over which the granting of security interests in such assets would be prohibited by contract permitted under the Credit Agreement, applicable law or regulation or the organizational or joint venture documents of any non-wholly owned Subsidiary (including permitted liens, leases and licenses) (in each case, after giving effect to the applicable anti-assignment provisions of the Code, other than proceeds and receivables thereof to the extent that their assignment is expressly deemed effective under the Code notwithstanding such prohibitions), or to the extent that such security interests would result in material adverse tax consequences as reasonably determined in writing by the Parent Borrower and consented to by the Collateral Agent (such consent not to be unreasonably withheld or delayed) (it being understood that the Lenders shall not require the Parent Borrower or any of its subsidiaries to enter into any security agreements or pledge agreements governed by foreign law);

(n)                                 any assets specifically requiring perfection through control agreements (including cash, deposit accounts or other bank or securities accounts) other than Loan Party DDAs, Loan Party Concentration Accounts, the Core Concentration Account and Blocked Accounts (in each case only to the extent required pursuant to Subsection 4.16 of the Credit Agreement, provided that no Loan Party shall be required to enter into a control agreement covering any Government Receivables Deposit Accounts);

(o)                                 Foreign Intellectual Property;

(p)                                 any aircraft, airframes, aircraft engines or helicopters, or any Equipment or other assets constituting a part thereof;

(q)                                 any Excluded Vehicles;

(r)                                    any property that would not otherwise be ABL Priority Collateral and is an Excluded Asset (as such term is defined in the Term Loan Collateral Agreement); and

(s)                                  any Capital Stock and other securities of a Subsidiary to the extent that the pledge of or grant of any other Lien on such Capital Stock and other securities for the benefit of the holders of Additional Term Obligations incurred in the form of notes (or the holders of any notes that restructure, refund, replace or refinance the Term Loans or such Additional Term Obligations) results in the Company being required to file separate financial statements of such Subsidiary with the Securities and Exchange Commission (or any other governmental authority) pursuant to either Rule 3-10 or 3-16 of Regulation S-X under the Securities Act, or any other law, rule or regulation as in effect from time to time, but only to the extent necessary to not be subject to such requirement.

For the avoidance of doubt, if any Grantor receives any payment or other amount under the Merger Agreement, such payment or other amount shall constitute Collateral when and if actually received by such Grantor, to the extent set forth in Subsection 3.1.

For purposes of this Subsection 3.3, the terms “Commodities Agreements”, “Currency Agreements”, “Hedging Obligations”, and “Interest Rate Agreements” shall have the meanings given to such terms in the ABL/Term Loan Intercreditor Agreement.

3.4                                 Intercreditor Relations. Notwithstanding anything herein to the contrary, it is the understanding of the parties that the Liens granted pursuant to Subsections 3.1 and 3.2 shall (a) with respect to all Security Collateral other than Security Collateral constituting ABL Priority Collateral, (x) prior to the Discharge of Term Loan Obligations (as defined in the ABL/Term Loan Intercreditor Agreement), be subject and subordinate to the Liens granted to the Term Loan Agent for the benefit of the Term Loan Secured Parties to secure the Term Loan Facility Obligations pursuant to the Term Loan Collateral Agreement and (y) prior to the Discharge of Additional Term Obligations (as defined in the ABL/Term Loan Intercreditor Agreement), be subject and subordinate to the Liens granted to any Additional Term Agent for the benefit of the holders of the Additional Term Obligations to secure the Additional Term Obligations pursuant to any Additional Term Collateral Documents as and to the extent provided for therein, and (b) with respect to all Security Collateral, prior to the Discharge of Additional ABL Obligations (as defined in the ABL/Term Loan Intercreditor Agreement), be pari passu and equal in priority to the Liens granted to any Additional ABL Agent for the benefit of the holders of the applicable Additional ABL Obligations to secure such Additional ABL Obligations pursuant to the applicable Additional ABL Collateral Documents (except, in the case of this clause (b), as may be separately otherwise agreed between the Collateral Agent, on behalf of itself and the Secured Parties, and any Additional ABL Agent, on behalf of itself and the Additional ABL Secured Parties represented thereby).  The Collateral Agent acknowledges and agrees that the relative priority of the Liens granted to the Collateral Agent, the Administrative Agent, the Term Loan Agent and any Additional Agent shall be determined solely pursuant to the applicable Intercreditor Agreements, and not by priority as a matter of law or otherwise.  Notwithstanding anything herein to the contrary, the Liens and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the applicable Intercreditor Agreements.  In the event of any conflict between the terms of any Intercreditor Agreement and this Agreement, the terms of such Intercreditor Agreement shall govern and control as among (i) the Collateral Agent, the Term Loan Agent and any Additional Agent, in the case of the ABL/Term Loan Intercreditor Agreement, (ii) the Collateral Agent and Additional ABL Agent, in the case of the Junior Lien Intercreditor Agreement, and (iii) the Collateral Agent and any other secured creditor (or agent therefor) party thereto, in the case of any Other Intercreditor Agreement.  In the event of any such conflict, each Grantor may act (or omit to act) in accordance with such Intercreditor Agreement, and shall not be in breach, violation or default of its obligations hereunder by reason of doing so.  Notwithstanding any other provision hereof, (x) for so long as Term Loan Facility Obligations or any Additional Term Obligations remain outstanding, any obligation hereunder to deliver to the Collateral Agent any Security Collateral constituting Term Loan Priority Collateral shall be satisfied by causing such Term Loan Priority Collateral to be delivered to the Term Loan Agent or the applicable Term Collateral Representative (as defined in the ABL/Term Loan Intercreditor Agreement) to be held in accordance with the ABL/Term Loan Intercreditor Agreement and (y) for so long as any Additional ABL Obligations remain outstanding, any obligation hereunder to deliver to the Collateral Agent any Security Collateral shall be satisfied by causing such Security Collateral to be delivered to the applicable Collateral Representative or any Additional ABL Agent to be held in accordance with the applicable Intercreditor Agreement.

SECTION 4

Representations and Warranties

4.1                                 Representations and Warranties of Each Guarantor.  To induce the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Guarantor hereby represents and warrants to the Collateral Agent and each other Secured Party that the representations and warranties set forth in Section 5 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects, and the Collateral Agent and each other Secured Party shall be entitled to rely on each of such representations and warranties as if fully set forth herein; provided that each reference in each such representation and warranty to the Parent Borrower’s knowledge shall, for the purposes of this Subsection 4.1, be deemed to be a reference to such Guarantor’s knowledge.

4.2                                 Representations and Warranties of Each Grantor.  To induce the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Collateral Agent and each other Secured Party that, in each case after giving effect to the Transactions and subject to Subsection 6.9:

4.2.1                        Title; No Other Liens.  Except for the security interests granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on such Grantor’s Collateral by the Credit Agreement (including, without limitation, Subsection 8.14 thereof), such Grantor owns each item of such Grantor’s Collateral free and clear of any and all Liens.  As of the Closing Date, except as set forth on Schedule 3, (x) in the case of the ABL Priority Collateral, no currently effective financing statement or other similar public notice with respect to any Lien securing Indebtedness on all or any part of such Grantor’s ABL Priority Collateral is on file or of record in any public office in the United States of America, any state, territory or dependency thereof or the District of Columbia and (y) in the case of the Term Loan Priority Collateral, to the knowledge of such Grantor, no currently effective financing statement or other similar public notice with respect to any Lien securing Indebtedness on all or any part of such Grantor’s Term Loan Priority Collateral is on file or of record in any public office in the United States of America, any state, territory or dependency thereof or the District of Columbia, except, in each case, such as have been filed in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement or as are permitted by the Credit Agreement (including, without limitation, Subsection 8.14 thereof) or any other Loan Document or for which termination statements will be delivered on the Closing Date.

4.2.2                        Perfected First Priority Liens. (a)  This Agreement is effective to create, as collateral security for the Obligations of such Grantor, valid and enforceable Liens on such Grantor’s Security Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights’ generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and (ii) with respect to Restricted Government Accounts and Government Accounts Receivable, as may be limited by applicable state or federal laws, rules and regulations.

(b)                                                         Except with regard to (i) Liens (if any) on Specified Assets and (ii) any rights in favor of the United States government as required by law (if any), upon the completion of the Filings and, with respect to Instruments, Chattel Paper and Documents upon the earlier of such Filing or the delivery to and continuing possession by the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, of all Instruments, Chattel Paper and Documents a security interest in which is perfected by possession, and the obtaining and maintenance of “control” (as described in the Code) by the Collateral Agent, the Administrative Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the applicable Intercreditor Agreement of all Deposit Accounts, Blocked Accounts, the Collateral Proceeds Account, Electronic Chattel Paper and Letter of Credit Rights a security interest in which is perfected by “control”(in the case of Deposit Accounts and Blocked Accounts to the extent required under Subsection 4.16 of the Credit Agreement) and in the case of Commercial Tort Actions (other than such Commercial Tort Actions listed on Schedule 6 on the date of this Agreement, the taking of the actions required by Subsection 5.2.12, the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein) perfected security interests in such Grantor’s Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, and will be prior to all other Liens of all other Persons securing Indebtedness, in each case other than Permitted Liens (and subject to any applicable Intercreditor Agreement), and enforceable as such as against all other Persons other than Ordinary Course Transferees, except to the extent that the recording of an assignment or other transfer of title to the Collateral Agent, the Administrative Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent (in accordance with the applicable Intercreditor Agreement) or the recording of other applicable documents in the United States Patent and Trademark Office or United States Copyright Office may be necessary for perfection or enforceability, and except as to enforcement, (x) as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights’ generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and (y) with respect to Restricted Government Accounts and Government Accounts Receivable, as may be limited by applicable state or federal laws, rules and regulations.  As used in this Subsection 4.2.2(b), the following terms shall have the following meanings:

“Filings”: the filing or recording of (i) the Financing Statements as set forth in Schedule 3, (ii) this Agreement or a notice thereof with respect to Intellectual Property as set forth in Schedule 3, and (iii) any filings after the Closing Date in any other jurisdiction as may be necessary under any Requirement of Law.

“Financing Statements”: the financing statements delivered to the Collateral Agent by such Grantor on the Closing Date for filing in the jurisdictions listed in Schedule 4.

“Ordinary Course Transferees”: (i) with respect to goods only, buyers in the ordinary course of business and lessees in the ordinary course of business to the extent provided in Section 9-320(a) and 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction, (ii) with respect to general intangibles only, licensees in the ordinary course of business to the extent provided in Section 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction and (iii) any other Person who is entitled to take free of the Lien pursuant to the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

“Specified Assets”: the following property and assets of such Grantor:

(1)                                  Patents, Patent Licenses, Trademarks and Trademark Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the Uniform Commercial Code or by the filing and acceptance of intellectual property security agreements in the United States Patent and Trademark Office or (b) such Patents, Patent Licenses, Trademarks and Trademark Licenses are not, individually or in the aggregate, material to the business of the Parent Borrower and its Subsidiaries taken as a whole;

(2)                                  Copyrights and Copyright Licenses with respect thereto and Accounts or receivables arising therefrom to the extent that (a) Liens thereon cannot be perfected by filing and acceptance of intellectual property security agreements in the United States

Copyright Office or (b) the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction is not applicable to the creation or perfection of Liens thereon;

(3)                                  Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside of the United States of America, any State, territory or dependency thereof or the District of Columbia;

(4)                                  Goods included in Collateral received by any Person from any Grantor for “sale or return” within the meaning of Section 2-326(1)(b) of the Uniform Commercial Code of the applicable jurisdiction, to the extent of claims of creditors of such Person;

(5)                                  Fixtures, Vehicles, any other assets subject to certificates of title and Money; and Cash Equivalents (except to the extent maintained in a Blocked Account and other than Cash Equivalents constituting Investment Property to the extent a security interest is perfected by the filing of a financing statement under the Uniform Commercial Code);

(6)                                  Proceeds of Accounts or Inventory which do not themselves constitute Collateral or which do not constitute identifiable Cash Proceeds or which have not yet been transferred to or deposited in the Collateral Proceeds Account (if any) or to a Blocked Account; and,

(7)                                  Uncertificated securities (to the extent a security interest is not perfected by the filing of a financing statement).

4.2.3                Jurisdiction of Organization.  On the date hereof, such Grantor’s jurisdiction of organization is specified on Schedule 4.

4.2.4                                Farm Products.  None of such Grantor’s Collateral constitutes, or is the Proceeds of, Farm Products.

4.2.5                                Accounts Receivable.  The amounts represented by such Grantor to the Administrative Agent or the other Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of such Grantor’s Accounts Receivable constituting Security Collateral will at such time be the correct amount, in all material respects, actually owing by such account debtor or debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of such Grantor in accordance with GAAP.  Unless otherwise indicated in writing to the Administrative Agent, each Account Receivable of such Grantor arises out of a bona fide sale and delivery of goods or rendition of services by such Grantor.  Such Grantor has not given any account debtor any deduction in respect of the amount due under any such Account, except in the ordinary course of business or as such Grantor may otherwise advise the Administrative Agent in writing.

4.2.6                                Patents, Copyrights and Trademarks.  Schedule 5 lists all material Trademarks, material Copyrights and material Patents, in each case, registered in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and owned by such Grantor in its own name as of the date hereof, and all material Trademark Licenses, all material Copyright Licenses and all material Patent Licenses (including, without limitation, material Trademark Licenses for registered Trademarks, material Copyright Licenses for registered Copyrights and material Patent Licenses for registered Patents but excluding licenses to commercially available “off-the-shelf” software) owned by such Grantor in its own name as of the date hereof, in each case, that is solely United States Intellectual Property.

4.3                                 Representations and Warranties of Each Pledgor.  To induce the Collateral Agent, the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Pledgor hereby represents and warrants to the Collateral Agent and each other Secured Party that:

4.3.1                                Except as provided in Subsection 3.3, the shares of Pledged Stock pledged by such Pledgor hereunder constitute (i) in the case of shares of a Domestic Subsidiary, all the issued and outstanding shares of all classes of the Capital Stock of such Domestic Subsidiary owned by such Pledgor and (ii) in the case of any Pledged Stock constituting Capital Stock of any Foreign Subsidiary, such percentage (not more than 65%) as is specified on Schedule 2 of all the issued and outstanding shares of all classes of the Capital Stock of each such Foreign Subsidiary owned by such Pledgor.

4.3.2                                [Reserved].

4.3.3                                Such Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens securing Indebtedness owing to any other Person, except the security interest created by this Agreement and Permitted Liens.

4.3.4                                Upon the delivery to the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, of the certificates evidencing the Pledged Securities held by such Pledgor together with executed undated stock powers or other instruments of transfer, the security interest created in such Pledged Securities constituting certificated securities by this Agreement, assuming the continuing possession of such Pledged Securities by the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the Term Loan Agent, the applicable Collateral Representative and any Additional Agent) security interest in such Pledged Securities to the extent provided in and governed by the Code, enforceable in accordance with its terms against all creditors of such Pledgor and any Persons purporting to purchase such Pledged Securities from such Pledgor to the extent provided in and governed by the Code, in each case subject to Permitted Liens (and any applicable Intercreditor Agreement), and except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights’ generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.3.5                                Upon the earlier of (x) (to the extent a security interest in uncertificated securities may be perfected by the filing of a financing statement) the filing of the financing statements listed on Schedule 3 or pursuant to Subsection 7.9 of the Credit Agreement and (y) the obtaining and maintenance of “control” (as described in the Code) by the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent (or their respective agents appointed for purposes of perfection), as applicable, in accordance with the applicable Intercreditor Agreement, of all Pledged Securities that constitute uncertificated securities, the security interest created by this Agreement in such Pledged Securities that constitute uncertificated securities, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the Term Loan Agent, the applicable Collateral Representative and any Additional Agent) security interest in such Pledged Securities constituting uncertificated securities to the extent provided in and governed by the Code, enforceable in accordance with its terms against all creditors of such Pledgor and any persons purporting to purchase such Pledged Securities from such Pledgor, to the extent provided in and governed by the Code, in each case subject to Permitted Liens (and any applicable Intercreditor Agreement), and except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights’ generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.3.6                                Letter-of-Credit Rights.  Schedule 7 lists all Letter-of-Credit Rights not constituting Excluded Assets owned by any Grantor on the date hereof.

SECTION 5

Covenants

5.1                                 Covenants of Each Guarantor.  Each Guarantor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans, any Reimbursement Obligations, and all other Obligations then due and owing, shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent) and the Commitments shall have terminated, (ii) as to any Guarantor, the date upon which all the Capital Stock of such Guarantor shall have been sold or otherwise disposed of (to a Person other than Holdings, the Parent Borrower or any Restricted Subsidiary) in accordance with the terms of the Credit Agreement or (iii) as to any Guarantor, the designation of such Guarantor as an Unrestricted Subsidiary, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Restricted Subsidiaries.

5.2                                 Covenants of Each Grantor.  Subject to Subsection 6.9, each Grantor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans, any Reimbursement Obligations, and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent) and the Commitments shall have terminated, (ii) as to any Grantor, the date upon which all the Capital Stock of such Grantor shall have been sold or otherwise disposed of (to a Person other than Holdings, the Parent Borrower or any Restricted Subsidiary) in accordance with the terms of the Credit Agreement or (iii) as to any Grantor, the designation of such Grantor as an Unrestricted Subsidiary:

5.2.1                                Delivery of Instruments and Chattel Paper.  If any amount payable under or in connection with any of such Grantor’s Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Grantor shall (except as provided in the following sentence) be entitled to retain possession of all Collateral of such Grantor evidenced by any Instrument or Chattel Paper, and shall hold all such Collateral in trust for the Collateral Agent, for the benefit of the Secured Parties.  In the event that an Event of Default shall have occurred and be continuing, upon the request of the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, such Instrument or Chattel Paper shall be promptly delivered to the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, duly indorsed in a manner reasonably satisfactory to the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, to be held as Collateral pursuant to this Agreement.  Such Grantor shall not permit any other Person to possess any such Collateral at any time other than in connection with any sale or other disposition of such Collateral in a transaction permitted by the Credit Agreement or as contemplated by the Intercreditor Agreements.

5.2.2                                [Reserved].

5.2.3                                Payment of Obligations.  Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon such Grantor’s Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including, without limitation, material claims for labor, materials and supplies) against or with respect to such Grantor’s Collateral, except that no such tax, assessment, charge, levy or claim need be paid, discharged or satisfied if the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and except to the extent that the failure to do so, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.2.4                                Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall use commercially reasonable efforts to maintain the security interest created by this Agreement in such Grantor’s Collateral as a perfected security interest as and to the extent described in Subsection 4.2.2 and to defend the security interest created by this Agreement in such Grantor’s Collateral against the claims and demands of all Persons whomsoever (subject to the other provisions hereof).

(b)                                                         Such Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing such Grantor’s ABL Priority Collateral and such other reports in connection with such Grantor’s ABL Priority Collateral as the Collateral Agent may reasonably request in writing, all in reasonable detail.

(c)                                                          At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Grantor, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any United States jurisdiction with respect to the security interests created hereby; provided that, notwithstanding any other provision of this Agreement or any other Loan Document, neither the Parent Borrower nor any Grantor will be required to (u) assign any rights in Restricted Government Accounts or Government Accounts Receivable in violation of applicable state or federal laws, rules and regulations, (v) take any action in any jurisdiction other than the United States of America, or required by the laws of any such non-U.S. jurisdiction, or enter into any security agreement or pledge agreement governed by the laws of any such non-U.S. jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of the United States of America or to perfect any security interests (or other Liens) in any Collateral, (w) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except (A) as required by Subsection 4.16 of the Credit Agreement and (B) in the case of Collateral that constitutes Capital Stock or Intercompany Notes in certificated form, delivering such Capital Stock or Intercompany Notes to the Collateral Agent (or another Person as required under the ABL/Term Loan Intercreditor Agreement), (x) take any action in order to perfect any security interests in cash, deposit accounts or securities accounts constituting Excluded Assets (except to the extent consisting of proceeds perfected by the filing of a financing statement under the Code), (y) deliver landlord lien waivers, estoppels or collateral access letters or (z) file any fixture filing with respect to any security interest in Fixtures affixed to or attached to any real property constituting Excluded Assets.

(d)                                                         The Collateral Agent may grant extensions of time for the creation and perfection of security interests in, or the obtaining a delivery of documents or other deliverables with respect to, particular assets of any Grantor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents.

5.2.5                                Changes in Name, Jurisdiction of Organization, etc.  Such Grantor will give prompt written notice to the Collateral Agent of any change in its name or jurisdiction of organization (whether by merger of otherwise) (and in any event within thirty (30) days of such change); provided that, promptly thereafter such Grantor shall deliver to the Collateral Agent all additional financing statements and other documents reasonably necessary to maintain the validity, perfection and priority of the security interests created hereunder and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests as and to the extent provided for herein and upon receipt of such additional financing statements the Collateral Agent shall either promptly file such additional financing statements or approve the filing of such additional financing statements by such Grantor.  Upon any such approval such Grantor shall proceed with the filing of the additional financing statements and deliver copies (or other evidence of filing) of the additional filed financing statements to the Collateral Agent.

5.2.6                                Notices.  Such Grantor will advise the Collateral Agent and the Administrative Agent promptly, in reasonable detail, of:

(a)                                                          any Lien (other than security interests created hereby or Permitted Liens) on any of such Grantor’s ABL Priority Collateral which would materially adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder; and

(b)                                                         the occurrence of any other event which would reasonably be expected to have a material adverse effect on the security interests in the ABL Priority Collateral created hereby.

5.2.7                                Pledged Stock.  In the case of each Grantor that is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Subsection 5.3.1 with respect to the Pledged Stock issued by it and (iii) the terms of Subsections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Subsection 6.3(c) or 6.7 with respect to the Pledged Stock issued by it.

5.2.8                                Accounts Receivable. (a) With respect to Accounts Receivable constituting ABL Priority Collateral, such Grantor will not (i) grant any extension of the time of payment of any of such Grantor’s Accounts Receivable, (ii) compromise or settle any such Account Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any such Account Receivable, (iv) allow any credit or discount whatsoever on any such Account Receivable or (v) amend, supplement or modify any such Account Receivable, provided that notwithstanding any of the above, such extensions, compromises, settlements, releases, credits, discounts, amendments, supplements or modifications shall be permitted if (A) they occur in the ordinary course of business (it being acknowledged that each Grantor in the ordinary course of its business compromises and settles Accounts Receivable for significantly less than the full amount thereof and routinely gives significant credits or discounts), (B) they are otherwise permitted by the Loan Documents, or (C) they would not reasonably be expected to materially adversely affect the value of the Accounts Receivable constituting ABL Priority Collateral taken as a whole.

(b)                                                         Such Grantor will deliver to the Collateral Agent a copy of each material demand, notice or document received by it from any obligor under the Accounts Receivable constituting ABL Priority Collateral that disputes the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Accounts Receivable.

5.2.9                                Maintenance of Records. (a) Such Grantor will keep and maintain at its own cost and expense reasonably satisfactory and complete records of its Collateral,

including, without limitation, a record of all payments received and all credits granted with respect to such Collateral; provided that with respect to the Term Loan Priority Collateral, the satisfactory maintenance of such records shall be determined in good faith by such Grantor or the Parent Borrower.

(b)                                                         In the case of ABL Priority Collateral, such Grantor shall mark the records referred to in the preceding clause (a) to evidence this Agreement and the Liens and the security interests created hereby.

5.2.10                          Acquisition of Intellectual Property.  Within ninety (90) days after the end of each calendar year, such Grantor will notify the Collateral Agent of any acquisition by such Grantor of (i) any registration of any material United States Copyright, Patent or Trademark or (ii) any exclusive rights under a material United States Copyright License, Patent License or Trademark License constituting Collateral, and shall take such actions as may be reasonably requested by the Collateral Agent (but only to the extent such actions are within such Grantor’s control) to perfect the security interest granted to the Collateral Agent and the other Secured Parties therein, to the extent provided herein in respect of any United States Copyright, Patent or Trademark constituting Collateral on the date hereof, by (x) the execution and delivery of an amendment or supplement to this Agreement (or amendments to any such agreement previously executed or delivered by such Grantor) and/or (y) the making of appropriate filings (I) of financing statements under the Uniform Commercial Code of any applicable jurisdiction and/or (II) in the United States Patent and Trademark Office, or with respect to Copyrights and Copyright Licenses, the United States Copyright Office).

5.2.11                          [Reserved].

5.2.12                          Commercial Tort Actions.  All Commercial Tort Actions of each Grantor in existence on the date of this Agreement, known to such Grantor on the date hereof, are described in Schedule 6 hereto.  If any Grantor shall at any time after the date of this Agreement acquire a Commercial Tort Action, such Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon and subject to the terms of this Agreement.

5.2.13                          Deposit Accounts; Etc.  Such Grantor shall take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no breach of Subsection 4.16 of the Credit Agreement is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.

5.2.14                          Protection of Trademarks.  Such Grantor shall, with respect to any Trademarks that are material to the business of such Grantor, use commercially reasonable efforts not to cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademarks at a level at least substantially consistent with the quality of such products and services as of the date hereof, and shall use commercially reasonable efforts to take all steps reasonably necessary to ensure that licensees of such Trademarks use such consistent standards of quality, except as would not reasonably be expected to have a Material Adverse Effect.

5.2.15                          Protection of Intellectual Property.  Subject to and except as permitted by the Term Loan Credit Agreement, such Grantor shall use commercially reasonable efforts not to do any act or omit to do any act whereby any of the Intellectual Property that is material to the business of Grantor may lapse, expire, or become abandoned, or unenforceable, except as would not reasonably be expected to have a Material Adverse Effect.

5.2.16                          Assignment of Letter of Credit Rights.  In the case of any Letter-of-Credit Rights of any Grantor not constituting Excluded Assets acquired following the Closing Date and constituting ABL Priority Collateral, such Grantor shall use its commercially reasonable efforts to promptly obtain the consent of the issuer thereof and any nominated person thereon to the assignment of the proceeds of the related letter of credit in accordance with Section 5-114(c) of the Code.

5.3                                 Covenants of Each Pledgor.  Each Pledgor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) the Loans, any Reimbursement Obligations, and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent) and the Commitments shall have terminated, (ii) as to any Pledgor, all the Capital Stock of such Pledgor shall have been sold or otherwise disposed of (to a Person other than Holdings, the Parent Borrower or any Restricted Subsidiary) as permitted under the terms of the Credit Agreement or (iii) the designation of such Pledgor as an Unrestricted Subsidiary:

5.3.1                                Additional Shares.  If such Pledgor shall, as a result of its ownership of its Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any stock certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), stock option or similar rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Collateral Agent and the other Secured Parties, hold the same in trust for the Collateral Agent and the other Secured Parties and deliver the same forthwith to the Collateral Agent (who will hold the same on behalf of the Secured Parties), or the Term Loan Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, in the exact form received, duly indorsed by such Pledgor to the Collateral Agent, or the Term Loan Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor, to be held by the Collateral Agent, or the Term Loan Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, subject to the terms hereof, as additional collateral security for the

Obligations (subject to Subsection 3.3 and provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, more than 65% of any series of outstanding Capital Stock (including for these purposes any investment deemed to be Capital Stock for United States tax purposes) of any Foreign Subsidiary pursuant to this Agreement).  If an Event of Default shall have occurred and be continuing, any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer (except any liquidation or dissolution of any Subsidiary of the Parent Borrower in accordance with the Credit Agreement) shall be paid over to the Collateral Agent, or the Term Loan Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement to be held by the Collateral Agent, or the Term Loan Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement subject to the terms hereof as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, to be held by the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement subject to the terms hereof as additional collateral security for the Obligations, in each case except as otherwise provided by the applicable Intercreditor Agreement.  If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

5.3.2                                [Reserved].

5.3.3                                Pledged Notes.  Such Pledgor shall, on the date of this Agreement (or on such later date upon which it becomes a party hereto pursuant to Subsection 9.15) deliver to the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, all Pledged Notes then held by such Pledgor, endorsed in blank or, at the request of the Collateral Agent, endorsed to the Collateral Agent or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement.  Furthermore, within ten (10) Business Days after any Pledgor obtains a Pledged Note, such Pledgor shall cause such Pledged Note to be delivered to the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, endorsed in blank or, at the request of the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, endorsed to the

Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement.

5.3.4                                Maintenance of Security Interest.

(a)                                                          Such Pledgor shall use commercially reasonable efforts to defend the security interest created by this Agreement in such Pledgor’s Pledged Collateral against the claims and demands of all Persons whomsoever.  At any time and from time to time, upon the written request of the Collateral Agent and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Pledgor provided that notwithstanding any other provision of this Agreement or any other Loan Documents, neither the Parent Borrower nor any Pledgor will be required to (u) assign any rights in Restricted Government Accounts or Government Accounts Receivable in violation of applicable state or federal laws, rules and regulations, (v) take any action in any jurisdiction other than the United States of America, or required by the laws of any such non-U.S. jurisdiction or enter into any security agreement or pledge agreement governed by the laws of any such non-U.S. jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of the United States of America or to perfect any security interests (or other Liens) in any Collateral, (w) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except (A) as required by Subsection 4.16 of the Credit Agreement and (B) in the case of Collateral that constitutes Capital Stock or Intercompany Notes in certificated form, delivering such Capital Stock or Intercompany Notes to the Collateral Agent (or another Person as required under the ABL/Term Loan Intercreditor Agreement), (x) take any action in order to perfect any security interests in cash, deposit accounts or securities accounts constituting Excluded Assets (except to the extent consisting of proceeds perfected by the filing of a financing statement under the Code), (y) deliver landlord lien waivers, estoppels or collateral access letters or (z) file any fixture filing with respect to any security interest in Fixtures affixed to or attached to any real property constituting Excluded Assets.

(b)                                                         The Collateral Agent may grant extensions of time for the creation and perfection of security interests in, or obtaining or delivery of documents or other deliverables with respect to, particular assets of any Pledgor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents.

5.4                                 Covenants of Holdings.  Holdings covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the Loans, any Reimbursement Obligations, and all other Obligations then due and owing, shall have been paid in full in cash, no Letter of Credit shall be outstanding (other than Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent) and the Commitments shall have terminated, Holdings shall not conduct, transact or otherwise engage, or commit to conduct, transact or otherwise engage, in any business or operations other than (i) transactions contemplated by the Loan Documents or the provision of administrative, legal, accounting and management services to, or on behalf of, any of its Subsidiaries, (ii) the acquisition and ownership of the Capital Stock of any of its Subsidiaries and the exercise of rights and performance of obligations in connection therewith, (iii) the entry into, and exercise of rights and performance of obligations in respect of (A) the Transaction Documents, this Agreement, any other Loan Documents, any Term Documents and Additional Documents (as defined in the ABL/Term Loan Intercreditor Agreement) and any other agreement listed on Schedule 8 to which it is a party, as any such agreements may be amended, supplemented, waived or otherwise modified from time to time, or replaced, renewed or extended from time to time in a manner not materially adverse to the Lenders; and any guarantee of Indebtedness or other obligations of any of its Subsidiaries permitted pursuant to the Loan Documents; in each case as amended, supplemented waived or otherwise modified from time to time, and any refinancings, refundings, renewals or extensions thereof, (B) contracts and agreements with officers, directors and employees of it or any Subsidiary thereof relating to their employment or directorships, (C) insurance policies and related contracts and agreements, and (D) equity subscription agreements, registration rights agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of its equity securities or any offering, issuance or sale thereof, including but not limited to in respect of the Management Subscription Agreements, (iv) the offering, issuance, sale and repurchase or redemption of, and dividends or distributions on its equity securities, (v) the filing of registration statements, and compliance with applicable reporting and other obligations, under federal, state or other securities laws, (vi) the listing of its equity securities and compliance with applicable reporting and other obligations in connection therewith, (vii) the retention of (and the entry into, and exercise of rights and performance of obligations in respect of, contracts and agreements with) transfer agents, private placement agents, underwriters, counsel, accountants and other advisors and consultants, (viii) the performance of obligations under and compliance with its certificate of incorporation and by-laws, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of its Subsidiaries, (ix) the incurrence and payment of its operating and business expenses and any taxes for which it may be liable, (x) making loans to or other Investments in, or incurrence of Indebtedness from, its Subsidiaries as and to the extent not prohibited by the Credit Agreement, (xi) the merger or consolidation into any Parent Entity; provided that if Holdings is not the surviving entity, such Parent Entity undertakes the obligations of Holdings under the Loan Documents and (xii) other activities incidental or related to the foregoing.  This Subsection 5.4 shall not be construed to limit the incurrence of Indebtedness by Holding to any Person (subject to the preceding clause (x)).

SECTION 6

Remedial Provisions

6.1                                 Certain Matters Relating to Accounts. (a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, subject to any applicable Intercreditor Agreement, the Collateral Agent shall have the right to make test verifications of the Accounts Receivable constituting Collateral in any reasonable manner and through any reasonable medium that it reasonably considers advisable, and the relevant Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications.  At any time and from time to time after the occurrence and during the continuance of an Event of Default, subject to any applicable Intercreditor Agreement, upon the Collateral Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts Receivable constituting Collateral.

(b)                                                         The Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Accounts Receivable constituting Collateral and the Collateral Agent may curtail or terminate said authority at any time, without limiting the Collateral Agent’s rights under Subsection 4.16 of the Credit Agreement, after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to any applicable Intercreditor Agreement.  If required by the Collateral Agent at any time, without limiting the Collateral Agent’s rights under Subsection 4.16 of the Credit Agreement, after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to any applicable Intercreditor Agreement, any Proceeds constituting payments or other cash proceeds of Accounts Receivable constituting Collateral, when collected by such Grantor, (i) shall be forthwith (and, in any event, within two (2) Business Days of receipt by such Grantor) deposited in, or otherwise transferred by such Grantor to, the Collateral Proceeds Account, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Subsection 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor.  All Proceeds constituting collections or other cash proceeds of Accounts Receivable constituting Collateral while held by the Collateral Account Bank (or by any Grantor in trust for the benefit of the Collateral Agent and the other Secured Parties) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided.  At any time when an Event of Default specified in Subsection 9.1(a) of the Credit Agreement has occurred and is continuing, subject to any applicable Intercreditor Agreement, at the Collateral Agent’s election, each of the Collateral Agent and the Administrative Agent may apply all or any part of the funds on deposit in the Collateral Proceeds Account established by the relevant Grantor to the payment of the Obligations of such Grantor then due and owing, such application to be made as set forth in Subsection 6.5.  So long as no Event of Default has occurred and is continuing, the funds on deposit in the Collateral Proceeds Account shall be remitted as provided in Subsection 6.1(d).

(c)                                                          At any time and from time to time after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to any applicable Intercreditor Agreement, at the Collateral Agent’s request, each Grantor shall deliver to the Collateral Agent copies or, if required by the Collateral Agent for the enforcement thereof or foreclosure thereon, originals of all documents held by such Grantor evidencing, and relating to, the agreements and transactions which gave rise to such Grantor’s Accounts Receivable constituting Collateral, including, without limitation, all statements relating to such Grantor’s Accounts Receivable constituting Collateral and all orders, invoices and shipping receipts.

(d)                                 So long as no Event of Default has occurred and is continuing, the Collateral Agent shall instruct the Collateral Account Bank to promptly remit any funds on deposit in each Grantor’s Collateral Proceeds Account to a Blocked Account of such Grantor, maintained in compliance with the provisions of Subsection 4.16 of the Credit Agreement.  In the event that an Event of Default has occurred and is continuing, subject to any applicable Intercreditor Agreement, the Collateral Agent and the Grantors agree that the Collateral Agent, at its option, may require that each Collateral Proceeds Account of each Grantor be established at the Collateral Agent or at another institution reasonably acceptable to the Collateral Agent.  Subject to Subsection 4.16 of the Credit Agreement, each Grantor shall have the right, at any time and from time to time, to withdraw such of its own funds from its own Blocked Accounts, and to maintain such balances in its Blocked Accounts, as it shall deem to be necessary or desirable.

6.2                                 Communications with Obligors; Grantors Remain Liable. (a) The Collateral Agent in its own name or in the name of others, may at any time and from time to time after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to any applicable Intercreditor Agreement, communicate with obligors under the Accounts Receivable (other than Government Accounts Receivable prior to assignment thereof established by or pursuant to the order of a court of competent jurisdiction) constituting Collateral and parties to the Contracts (in each case, to the extent constituting Collateral) to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Accounts Receivable or Contracts.

(b)                                                         Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to any applicable Intercreditor Agreement, each Grantor shall notify obligors on such Grantor’s Accounts Receivable and parties to such Grantor’s Contracts (in each case, to the extent constituting Collateral, and with respect to Restricted Government Accounts only if an assignment thereof has been established by the order of a court of competent jurisdiction) that such Accounts Receivable and such Contracts have been assigned to the Collateral Agent, for the benefit of the Secured Parties, and that payments in respect thereof shall be made directly to the Collateral Agent.

(c)                                                          Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor’s Accounts Receivable to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  None of the Collateral Agent, the Administrative Agent or any other Secured Party shall have any obligation or liability under any Account Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

6.3                                 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Pledgor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Subsection 6.3(b), each Pledgor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Stock (subject to the last two sentences of Subsection 5.3.1) and all payments made in respect of the Pledged Notes, and to exercise all voting and corporate rights with respect to the Pledged Stock.

(b)                                                         If an Event of Default shall occur and be continuing and the Collateral Agent shall give written notice of its intent to exercise such rights to the relevant Pledgor or Pledgors (i) the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of each applicable Intercreditor Agreement, shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations of the relevant Pledgor as provided in the Credit Agreement consistent with Subsection 6.5, and (ii) any or all of the Pledged Stock shall be registered in the name of the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent or the respective nominee thereof, and the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable or acting through its respective nominee, if applicable, in accordance with the terms of each applicable Intercreditor Agreement, may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the relevant Pledgor or the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of each applicable Intercreditor Agreement, of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of each applicable Intercreditor Agreement, may reasonably determine), all without liability to the maximum extent permitted by applicable law (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of each applicable Intercreditor Agreement, shall have no duty, to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, provided that the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of each applicable Intercreditor Agreement, shall not exercise any voting or other consensual rights pertaining to the Pledged Stock in any way that would constitute an exercise of the remedies described in Subsection 6.6 other than in accordance with Subsection 6.6.

(c)                                                          Each Pledgor hereby authorizes and instructs each Issuer or maker of any Pledged Securities pledged by such Pledgor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing with respect to Capital Stock in such Issuer that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer or maker shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Collateral Agent.

6.4                                 Proceeds to Be Turned Over to the Collateral Agent.  In addition to the rights of the Collateral Agent specified in Subsection 6.1 with respect to payments of Accounts Receivable constituting Collateral, if an Event of Default shall occur and be continuing, and the Collateral Agent shall have instructed any Grantor to do so, all Proceeds of Collateral received by such Grantor consisting of cash, checks and other Cash Equivalent items shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties hereto, or the Term Loan Agent and the other Term Loan Secured Parties or any Additional Agent and the other applicable Additional Secured Parties (as defined in the applicable Intercreditor Agreement), or the applicable Collateral Representative, as applicable, in accordance with the terms of the applicable Intercreditor Agreement, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the terms of the applicable Intercreditor Agreement, in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of the applicable Intercreditor Agreement, if required).  All Proceeds of Collateral received by the Collateral Agent hereunder shall be held by the Collateral Agent in the relevant Collateral Proceeds Account maintained under its sole dominion and control.  All Proceeds of Collateral while held by the Collateral Agent in such Collateral Proceeds Account (or by the relevant Grantor in trust for the Collateral Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations of such Grantor and shall not constitute payment thereof until applied as provided in Subsection 6.5.

6.5                                 Application of Proceeds.  It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the relevant Granting Party’s Collateral (as defined in the Credit Agreement) received by the Collateral Agent (whether from the relevant Granting Party or otherwise) shall be held by the Collateral Agent for the benefit of the Secured Parties as collateral security for the Obligations of the relevant Granting Party (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the Collateral Agent, subject to each applicable Intercreditor Agreement, shall be applied by the Collateral Agent against the Obligations of the relevant Granting Party then due and owing in the order of priority set forth in Subsection 10.14 of the Credit Agreement.

6.6                                 Code and Other Remedies.  If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations to the extent permitted by applicable law, all rights and remedies of a secured party under the Code and under any other applicable law and in equity.  Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Granting Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, forthwith collect, receive, appropriate and realize upon the Security Collateral, or any part thereof, and/or may forthwith, subject to any existing reserved rights or licenses, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Security Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  To the extent permitted by law, the Collateral Agent or any other Secured Party shall have the right, upon any such sale or sales, to purchase the whole or any part of the Security Collateral so sold, free of any right or equity of redemption in such Granting Party, which right or equity is hereby waived and released.  Each Granting Party further agrees, at the Collateral Agent’s request (subject to the Intercreditor Agreements), to assemble the Security Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Granting Party’s premises or elsewhere.  The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Subsection 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Security Collateral or in any way relating to the Security Collateral or the rights of the Collateral Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations of the relevant Granting Party then due and owing, in the order of priority specified in Subsection 6.5, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the Code, need the Collateral Agent account for the surplus, if any, to such Granting Party.  To the extent permitted by applicable law, (i) such Granting Party waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the repossession, retention or sale of the Security Collateral, other than any such claims, damages and demands that may arise from the gross negligence or willful misconduct of any of the Collateral Agent or such other Secured Party, and (ii) if any notice of a proposed sale or other disposition of Security Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.7                                 Registration Rights. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Subsection 6.6, and if in the reasonable opinion of the Collateral Agent it is necessary or reasonably advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Pledgor will use its reasonable best efforts to cause the Issuer thereof to (i) execute and deliver, and use its reasonable best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Collateral Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  Such Pledgor agrees to use its reasonable best efforts to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all states and the District of Columbia that the Collateral Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act.

(b)                                                         Such Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all such Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Such Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, to the extent permitted by applicable law, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Collateral Agent shall not be under any obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c)                                                          Such Pledgor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Stock pursuant to this Subsection 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law.  Such Pledgor further agrees that a breach of any of the covenants contained in this Subsection 6.7 will cause irreparable injury to the Collateral Agent and the Lenders, that the Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Subsection 6.7 shall be specifically enforceable against such Pledgor, and to the extent permitted by applicable law, such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants [except for a defense that no Event of Default has occurred or is continuing under the Credit Agreement].

6.8                                 Waiver; Deficiency.  Each Granting Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Security Collateral are insufficient to pay in full, the Loans, Reimbursement Obligations constituting Obligations of such Granting Party and, to the extent then due and owing, all other Obligations of such Granting Party and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency.

6.9                                 Enforcement Limitation.  Notwithstanding anything to the contrary contained in this Agreement or any Loan Document, in the absence of a court order by a court of competent jurisdiction, neither the Collateral Agent nor the Administrative Agent nor any Secured Party shall have a right to directly collect, direct the transfer of, or otherwise enforce against any applicable Governmental Authority with respect to Restricted Government Accounts or Government Accounts Receivable owing by such Governmental Authority and pledged as Collateral hereunder.

SECTION 7

The Collateral Agent

7.1                                 Collateral Agent’s Appointment as Attorney-in-Fact, etc. (a) Each Granting Party hereby irrevocably constitutes and appoints the Collateral Agent and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Granting Party and in the name of such Granting Party or in its own name, for the purpose of carrying out the terms of this Agreement, subject to the limitation on enforcement set forth in Subsection 6.9, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by applicable law, provided that the Collateral Agent agrees not to exercise such power except upon the occurrence and during the continuance of any Event of Default, and in accordance with and subject to each applicable Intercreditor Agreement.  Without limiting the generality of the foregoing and subject to the limitation on enforcement set forth in Subsection 6.9, at any time when an Event of Default has occurred and is continuing (in each case to the extent permitted by applicable law and subject to each applicable Intercreditor Agreement), (x) each Pledgor hereby gives the Collateral Agent the power and right, on behalf of such Pledgor, without notice or assent by such Pledgor, to execute, in connection with any sale provided for in Subsection 6.6 or 6.7, any endorsements, assessments or other instruments of conveyance or transfer with respect to such Pledgor’s Pledged Collateral, and (y) each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following (with respect to Restricted Government Accounts only after assignment thereof has been established by or pursuant to the order of a court of competent jurisdiction):

(i)                                     in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor and file any claim or take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Account Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor whenever payable;

(ii)                                  in the case of any Copyright, Patent, or Trademark constituting Collateral of such Grantor, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to such Grantor to evidence the Collateral Agent’s and the Lenders’ security interest in such Copyright, Patent, or

Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby consents to the non-exclusive royalty free use by the Collateral Agent of any Copyright, Patent or Trademark owned by such Grantor included in the Collateral for the purposes of disposing of any ABL Priority Collateral;

(iii)                               pay or discharge taxes and Liens, other than Liens permitted under this Agreement or the other Loan Documents, levied or placed on the Collateral of such Grantor, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; and

(iv)                              (A) direct any party liable for any payment under any of the Collateral of such Grantor to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral of such Grantor; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral of such Grantor; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral of such Grantor or any portion thereof and to enforce any other right in respect of any Collateral of such Grantor; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral of such Grantor; (F) settle, compromise or adjust any such suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (G) subject to any existing reserved rights or licenses, assign any Copyright, Patent or Trademark constituting Collateral of such Grantor (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral of such Grantor as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral of such Grantor and the Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b)                                                         The reasonable expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Subsection 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans that are Revolving Credit Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Granting Party, shall be payable by such Granting Party to the Collateral Agent on demand.

(c)                                                          Each Granting Party hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to the relevant Granting Party until this Agreement is terminated as to such Granting Party, and the security interests in the Security Collateral of such Granting Party created hereby are released.

7.2                                 Duty of Collateral Agent.  The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Security Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account.  None of the Collateral Agent or any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Security Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Security Collateral upon the request of any Granting Party or any other Person or, except as otherwise provided herein, to take any other action whatsoever with regard to the Security Collateral or any part thereof.  The powers conferred on the Collateral Agent and the other Secured Parties hereunder are solely to protect the Collateral Agent’s and the other Secured Parties’ interests in the Security Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers.  The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and to the maximum extent permitted by applicable law, neither they nor any of their officers, directors, employees or agents shall be responsible to any Granting Party for any act or failure to act hereunder, except as otherwise provided herein or for their own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

7.3                                 Financing Statements.  Pursuant to any applicable law, each Granting Party authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to such Granting Party’s Security Collateral without the signature of such Granting Party in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement.  Each Granting Party authorizes the Collateral Agent to use any collateral description reasonably determined by the Collateral Agent, including, without limitation, the collateral description “all personal property” or “all assets” or words of similar meaning in any such financing statements.  The Collateral Agent agrees to use its commercially reasonable efforts to notify the relevant Granting Party of any financing or continuation statement filed by it, provided that any failure to give such notice shall not affect the validity or effectiveness of any such filing.

7.4                                 Authority of Collateral Agent.  Each Granting Party acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Granting Parties, the Collateral

Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Granting Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

7.5                                 Right of Inspection.  Upon reasonable written advance notice to any Grantor and as often as may reasonably be desired, or at any time and from time to time after the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have reasonable access during normal business hours to all the books, correspondence and records of such Grantor, and the Collateral Agent and its representatives may examine the same, and to the extent reasonable take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to the Collateral Agent at such Grantor’s reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. It being understood that with respect to any Confidential Healthcare Information encountered during such access, unless required by law, the Collateral Agent and its representatives shall not require or perform any act that would cause any Grantor to violate any laws, regulations or ordinances intended to protect the privacy rights of healthcare patients, including, without limitation, HIPAA. The Collateral Agent and its representatives shall also have the right, upon reasonable advance written notice to such Grantor subject to any lease restrictions, to enter during normal business hours into and upon any premises owned, leased or operated by such Grantor where any of such Grantor’s Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein to the extent not inconsistent with the provisions of the Credit Agreement and the other Loan Documents (and subject to each applicable Intercreditor Agreement).

SECTION 8

Non-Lender Secured Parties

8.1                                 Rights to Collateral.  (a) The Non-Lender Secured Parties shall not have any right whatsoever to do any of the following: (i) exercise any rights or remedies with respect to the Collateral (such term, as used in this Section 8, having the meaning assigned to it in the Credit Agreement) or to direct the Collateral Agent to do the same, including, without limitation, the right to (A) enforce any Liens or sell or otherwise foreclose on any portion of the Collateral, (B) request any action, institute any proceedings, exercise any voting rights, give any instructions, make any election, notify account debtors or make collections with respect to all or any portion of the Collateral or (C) release any Granting Party under this Agreement or release any Collateral from the Liens of any Security Document or consent to or otherwise approve any such release; (ii) demand, accept or obtain any Lien on any Collateral (except for Liens arising under, and subject to the terms of, this Agreement); (iii) vote in any Bankruptcy Case or similar proceeding in respect of Holdings or any of its Subsidiaries (any such proceeding, for purposes of this clause (a), a “Bankruptcy”) with respect to, or take any other actions concerning the Collateral; (iv) receive any proceeds from any sale, transfer or other disposition of any of the Collateral (except in accordance with this Agreement); (v) oppose any sale, transfer or other disposition of the Collateral; (vi) object to any debtor-in-possession financing in any Bankruptcy which is provided by one or more Lenders among others (including on a priming basis under Section 364(d) of the Bankruptcy Code); (vii) object to the use of cash collateral in respect of the Collateral in any Bankruptcy; or (viii) seek, or object to the Lenders or Agents seeking on an equal and ratable basis, any adequate protection or relief from the automatic stay with respect to the Collateral in any Bankruptcy.

(b)                                                         Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, agrees that in exercising rights and remedies with respect to the Collateral, the Collateral Agent and the Lenders, with the consent of the Collateral Agent, may enforce the provisions of the Security Documents and exercise remedies thereunder and under any other Loan Documents (or refrain from enforcing rights and exercising remedies), all in such order and in such manner as they may determine in the exercise of their sole business judgment.  Such exercise and enforcement shall include, without limitation, the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction.  The Non-Lender Secured Parties by their acceptance of the benefits of this Agreement and the other Security Documents hereby agree not to contest or otherwise challenge any such collection, sale, disposition or other realization of or upon all or any of the Collateral.  Whether or not a Bankruptcy Case has been commenced, the Non-Lender Secured Parties shall be deemed to have consented to any sale or other disposition of any property, business or assets of Holdings or any of its Subsidiaries and the release of any or all of the Collateral from the Liens of any Security Document in connection therewith.

(c)                                                          Notwithstanding any provision of this Subsection 8.1, the Non-Lender Secured Parties shall be entitled subject to each applicable Intercreditor Agreement to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings (A) in order to prevent any Person from seeking to foreclose on the Collateral or supersede the Non-Lender Secured Parties’ claim thereto or (B) in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Non-Lender Secured Parties.  Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees to be bound by and to comply with each applicable Intercreditor Agreement and authorizes the Collateral Agent to enter into the Intercreditor Agreements on its behalf.

(d)                                                         Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees that the Collateral Agent and the Lenders may deal with the Collateral, including any exchange, taking or release of Collateral, may change or increase the amount of the Borrower Obligations and/or the Guarantor Obligations, and may release any Granting Party from its Obligations hereunder, all without any liability or obligation (except as may be otherwise expressly provided herein) to the Non-Lender Secured Parties.

8.2                                 Appointment of Agent.  Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, shall be deemed irrevocably to make, constitute and appoint the Collateral Agent, as agent under the Credit Agreement (and all officers, employees or agents designated by the Collateral Agent) as such Person’s true and lawful agent and attorney-in-fact, and in such capacity, the Collateral Agent shall have the right, with power of substitution for the Non-Lender Secured Parties and in each such Person’s name or otherwise, to effectuate any sale, transfer or other disposition of the Collateral.  It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Non-Lender Secured Parties for the purposes set forth herein is coupled with an interest and is irrevocable.  It is understood and agreed that the Collateral Agent has appointed the Administrative Agent as its agent for purposes of perfecting certain of the security interests created hereunder and for otherwise carrying out certain of its obligations hereunder.

8.3                                 Waiver of Claims.  To the maximum extent permitted by law, each Non-Lender Secured Party waives any claim it might have against the Collateral Agent or the Lenders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Collateral Agent or the Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Loan Documents or any transaction relating to the Collateral (including, without limitation, any such exercise described in Subsection 8.1(b)), except for any such action or failure to act that constitutes willful misconduct or gross negligence of such Person.  To the maximum extent permitted by applicable law, none of the Collateral Agent or any Lender or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Holdings, any Subsidiary of Holdings, any Non-Lender Secured Party or any other Person or to take any other action or forbear from doing so whatsoever with regard to the Collateral or any part thereof, except for any such action or failure to act that constitutes willful misconduct or gross negligence of such Person.

8.4                                 Designation of Non-Lender Secured Parties.  The Parent Borrower may from time to time designate a Person as a “Bank Products Affiliate” or a “Hedging Affiliate” hereunder by written notice to the Collateral Agent.  Upon being so designated by the Parent Borrower, such Bank Products Affiliate or Hedging Affiliate (as the case may be) shall be a Non-Lender Secured Party for the purposes of this Agreement for as long as so designated by the Parent Borrower; provided that, at the time of the Parent Borrower’s designation of such Non-Lender Secured Party, the obligations of such Grantor under the applicable Hedging Agreement or Bank Products Agreement (as the case may be) have not been designated as Term Loan Facility Obligations, Additional Term Obligations or Additional ABL Obligations.

SECTION 9

Miscellaneous

9.1                                 Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Granting Party and the Collateral Agent, provided that (a) any provision of this Agreement imposing obligations on any Granting Party may be waived by the Collateral Agent in a written instrument executed by the Collateral Agent and (b) notwithstanding anything to the contrary in Subsection 11.1 of the Credit Agreement, no such waiver and no such amendment or modification shall amend, modify or waive the definition of “Secured Party” or Subsection 6.5 if such waiver, amendment, or modification would adversely affect a Secured Party without the written consent of each such affected Secured Party.  For the avoidance of doubt, it is understood and agreed that any amendment, amendment and restatement, waiver, supplement or other modification of or to any Intercreditor Agreement that would have the effect, directly or indirectly, through any reference herein to any Intercreditor Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying this Agreement, or any term or provision hereof, or any right or obligation of any Granting Party hereunder or in respect hereof, shall not be given such effect except pursuant to a written instrument executed by each affected Granting Party and the Collateral Agent in accordance with this Subsection 9.1.

9.2                                 Notices.  All notices, requests and demands to or upon the Collateral Agent or any Granting Party hereunder shall be effected in the manner provided for in Subsection 11.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Granting Party shall be addressed to such Granting Party at its notice address set forth on Schedule 1, unless and until such Granting Party shall change such address by notice to the Collateral Agent and the Administrative Agent given in accordance with Subsection 11.2 of the Credit Agreement.

9.3                                 No Waiver by Course of Conduct; Cumulative Remedies.  None of the Collateral Agent or any other Secured Party shall by any act (except by a written instrument pursuant to Subsection 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

9.4                                 Enforcement Expenses; Indemnification.  (a) Each Granting Party jointly and severally agrees to pay or reimburse each Secured Party and the Collateral Agent for all their respective reasonable costs and expenses incurred in collecting against such Granting Party under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement against such Granting Party and the other Loan Documents to which such Granting Party is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Secured Parties, the Collateral Agent and the Administrative Agent.

(b)                                                         Each Grantor jointly and severally agrees to pay, and to save the Collateral Agent, the Administrative Agent and the other Secured Parties harmless from, (x) any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Security Collateral or in connection with any of the transactions contemplated by this Agreement and (y) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the “indemnified liabilities”), in each case to the extent the Parent Borrower would be required to do so pursuant to Subsection 11.5 of the Credit Agreement, and in any event excluding any taxes or other indemnified liabilities arising from gross negligence, bad faith or willful misconduct of the Collateral Agent, the Administrative Agent or any other Secured Party as determined by a court of competent jurisdiction in a final and nonappealable decision.

(c)                                                          The agreements in this Subsection 9.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

9.5                                 Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the Granting Parties, the Collateral Agent and the Secured Parties and their respective successors and assigns; provided that no Granting Party may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent, except as permitted by the Credit Agreement.

9.6                                 Set-Off.  Each Granting Party hereby irrevocably authorizes each of the Administrative Agent and the Collateral Agent and each other Secured Party at any time and from time to time without notice to such Granting Party or any other Granting Party, any such notice being expressly waived by each Granting Party, to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default under Subsection 9.1(a) of the Credit Agreement so long as any amount remains unpaid after it becomes due and payable by such Granting Party hereunder, to set-off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final) (other than the Collateral Proceeds Account or any Government Receivables Deposit Accounts (prior to assignment of the relevant Government Accounts Receivable or the Government Receivables Deposit Account established by or pursuant to the order of a court of competent jurisdiction)), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent, the Administrative Agent or such other Secured Party to or for the credit or the account of such Granting Party , or any part thereof in such amounts as the Collateral Agent, the Administrative Agent or such other Secured Party may elect.  The Collateral Agent, the Administrative Agent and each other Secured Party shall notify such Granting Party promptly of any such set-off and the application made by the Collateral Agent, the Administrative Agent or such other Secured Party of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Collateral Agent, the Administrative Agent and each other Secured Party under this Subsection 9.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent, the Administrative Agent or such other Secured Party may have.

9.7                                 Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9.8                                 Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that, with respect to any Pledged Stock issued by a Foreign Subsidiary, all rights, powers and remedies provided in this Agreement may be exercised only to the extent that they do not violate any provision of any law, rule or regulation of any Governmental Authority applicable to any such Pledged Stock or affecting the legality, validity or enforceability of any of the provisions of this Agreement against the Pledgor (such laws, rules or regulations, “Applicable Law”) and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

9.9                                 Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

9.10                           Integration.  This Agreement and the other Loan Documents represent the entire agreement of the Granting Parties, the Collateral Agent and the other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Granting Parties, the Collateral Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

9.11                           GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.12                           Submission to Jurisdiction; Waivers.  Each party hereto hereby irrevocably and unconditionally:

(a)                                                          submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party to the exclusive general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court,” and together with the New York Supreme Court, the “New York Courts”) and appellate courts from either of them; provided that nothing in this Agreement shall be deemed or operate to preclude (i) the Collateral Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations (in which case any party shall be entitled to assert any claim or defense, including any claim or defense that this Subsection 9.12 would otherwise require to be asserted in a legal action or proceeding in a New York Court), or to enforce a judgment or other court order in favor of the Administrative Agent or the Collateral Agent, (ii) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment and (iii) if all such New York Courts decline jurisdiction over any Person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction;

(b)                                                         consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(c)                                                          agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to any party at its address specified in Subsection 9.2 or at such other address of which the Collateral Agent and the Administrative Agent (in the case of any other party hereto) and the Parent Borrower (in the case of the Collateral Agent and the Administrative Agent) shall have been notified pursuant thereto;

(d)                                                         agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or (subject to clause (a) above) shall limit the right to sue in any other jurisdiction; and

(e)                                                          without in any way qualifying the obligations (including any indemnity obligations) of any Granting Party under the Loan Documents, waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Subsection 9.12 any consequential or punitive damages.

9.13                           Acknowledgments.  Each Granting Party hereby acknowledges that:

(a)                                  it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)                                 none of the Collateral Agent, the Administrative Agent or any other Secured Party has any fiduciary relationship with or duty to any Granting Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Granting Parties, on the one hand, and the Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)                                  no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Granting Parties and the Secured Parties.

9.14                           WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

9.15                           Additional Granting Parties.  Each new Subsidiary of the Parent Borrower that is required to become a party to this Agreement pursuant to Subsection 7.9(b) or (c) of the Credit Agreement shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 2 hereto.  Each existing Granting Party that is required to become a Pledgor with respect to Capital Stock of any new Subsidiary of the Parent Borrower pursuant to Subsection 7.9(b) or (c) of the Credit Agreement shall become a Pledgor with respect thereto upon execution and delivery by such Granting Party of a Supplemental Agreement substantially in the form of Annex 3 hereto.

9.16                           Releases.  (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than any Obligations owing to a Non-Lender Secured Party) then due and owing shall have been paid in full in cash, the Commitments have been terminated and no Letters of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent), all Security Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Granting Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Security Collateral shall revert to the Granting Parties.  At the request and sole expense of any Granting Party following any such termination, the Collateral Agent shall deliver to such Granting Party (without recourse and without any representation or warranty) any Security Collateral held by the Collateral Agent hereunder, and execute, acknowledge and deliver to such Granting Party such releases, instruments or other documents (including without limitation UCC termination statements and certificates and instructions for terminating the Liens on the Vehicles), and do or cause to be done all other acts, as any Granting Party shall reasonably request to evidence such termination.

(b)                                                         In connection with any sale or other disposition of Security Collateral permitted by the Credit Agreement (other than any sale or disposition to another Grantor), the Lien pursuant to this Agreement on such sold or disposed of Security Collateral shall be automatically released.  In connection with the sale or other disposition of all of the Capital Stock of any Granting Party (other than to Holdings, the Parent Borrower or any Restricted Subsidiary) or the sale or other disposition of Security Collateral (other than a sale or disposition to another Grantor) permitted under the Credit Agreement, the Collateral Agent shall, upon receipt from the Parent Borrower of a written request for the release of such Granting Party from its Guarantee or the release of the Security Collateral subject to such sale or other disposition, identifying such Granting Party or the relevant Security Collateral and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Parent Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents, execute and deliver to the Parent Borrower or the relevant Granting Party (without recourse and without any representation or warranty), at the sole cost and expense of such Granting Party, any Security Collateral of such relevant Granting Party held by the Collateral Agent that is being released, or the Security Collateral subject to such sale or disposition (as applicable), and, at the sole cost and expense of such Granting Party, execute, acknowledge and deliver to such Granting Party such releases, instruments or other documents (including without limitation UCC termination statements and certificates and instructions for terminating Liens on Vehicles, if applicable), and do or cause to be done all other acts, as the Parent Borrower or such Granting Party shall reasonably request (x) to evidence or effect the release of such Granting Party from its Guarantee (if any) and of the Liens created hereby (if any) on such Granting Party’s Security Collateral or (y) to evidence the release of the Security Collateral subject to such sale or disposition.

(c)                                                          Upon the designation of any Granting Party as an Unrestricted Subsidiary in accordance with the provisions of the Credit Agreement, the Lien pursuant to this Agreement on all Security Collateral of such Granting Party (if any) shall be automatically released, and the Guarantee (if any) of such Granting Party, and all obligations of such Granting Party hereunder, shall, terminate, all without delivery of any instrument or performance of any act by any party, and the Collateral Agent shall, upon the request of the Parent Borrower or such Granting Party, deliver to the Parent Borrower or such Granting Party (without recourse and without any representation or warranty) any Security Collateral of such Granting Party held by the Collateral Agent hereunder and the Collateral Agent and the Administrative Agent shall execute, acknowledge and deliver to the Parent Borrower or such Granting Party (at the sole cost and expense of the Parent Borrower or such Granting Party) all releases, instruments or other documents (including without limitation UCC termination statements and certificates and instructions for terminating Liens on Vehicles, if applicable) and do or cause to be done all other acts, necessary or reasonably desirable for the release of such Granting Party from its Guarantee (if any) or the Liens created hereby (if any) on such Granting Party’s Security Collateral, as applicable, as the Parent Borrower or such Granting Party may reasonably request.

(d)                                                         Upon (i) any Security Collateral being or becoming an Excluded Asset or (ii) as to any Security Collateral constituting Term Priority Collateral, the Discharge of Term Loan Obligations (as such term is defined in the ABL/Term Loan Intercreditor Agreement), the Lien pursuant to this Agreement on such Security Collateral shall be automatically released.  At the request and sole expense of any Granting Party, the Collateral Agent shall deliver such Security Collateral (if held by the Collateral Agent) to such Granting Party and execute, acknowledge and deliver to such Granting Party such releases, instruments or other documents (including without limitation UCC termination statements and certificates and instructions for terminating Liens on Vehicles, if applicable), and do or cause to be done all other acts, as such Granting Party shall reasonably request to evidence such release.

(e)                                                          So long as no Event of Default has occurred and is continuing, the Collateral Agent shall at the direction of any applicable Granting Party return to such Granting Party any proceeds or other property received by it during any Event of Default pursuant to either Subsection 5.3.1 or 6.4 and not otherwise applied in accordance with Subsection 6.5.

(f)                                    The Collateral Agent shall have no liability whatsoever to any other Secured Party as the result of any release of Security Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this Subsection 9.16.

9.17                           Judgment.  (a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Collateral Agent could purchase the first currency with such other currency on the Business Day preceding the day on which final judgment is given.

(b)                                                         The obligations of any Granting Party in respect of this Agreement to the Collateral Agent, for the benefit of each holder of Secured Obligations, shall, notwithstanding any judgment in a currency (the “judgment currency”) other than the currency in which the sum originally due to such holder is denominated (the “original currency”), be discharged only to the extent that on the Business Day following receipt by the Collateral Agent of any sum adjudged to be so due in the judgment currency, the Collateral Agent may in accordance with normal banking procedures purchase the original currency with the judgment currency; if the amount of the original currency so purchased is less than the sum originally due to such holder in the original currency, such Granting Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Collateral Agent for the benefit of such holder, against such loss, and if the amount of the original currency so purchased exceeds the sum originally due to the Collateral Agent, the Collateral Agent agrees to remit to the Parent Borrower, such excess.  This covenant shall survive the termination of this Agreement and payment of the Obligations and all other amounts payable hereunder.

[Remainder of page left blank intentionally; Signature page to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.

PARENT BORROWER:

EMERGENCY MEDICAL SERVICES CORPORATION

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

GUARANTORS:

CDRT ACQUISITION CORPORATION

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

A1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ADAM TRANSPORTATION SERVICE, INC.
AFFILION, INC.
AIR AMBULANCE SPECIALISTS, INC.
AMBULANCE ACQUISITION, INC.
AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC.
AMERICAN INVESTMENT ENTERPRISES, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO ABL GUARANTY AND COLLATERAL AGREEMENT]

GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST
AMERICAN MEDICAL RESPONSE, INC.
AMR HOLDCO, INC.
ARIZONA OASIS ACQUISITION, INC.
ASSOCIATED AMBULANCE SERVICE, INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BESTPRACTICES, INC.
BLYTHE AMBULANCE SERVICE
BROWARD AMBULANCE, INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
EHR MANAGEMENT CO.
EMCARE ANESTHESIA PROVIDERS, INC.

By:	/s/ William A Sanger
Name:	William A. Sanger
Title:	Chief Executive Officer

[SIGNATURE PAGES TO ABL GUARANTY AND COLLATERAL AGREEMENT]

GUARANTORS (cont’d):

EMCARE HOLDCO, INC.
EMCARE HOLDINGS INC.
EMCARE OF CALIFORNIA, INC.
EMCARE PHYSICIAN PROVIDERS, INC.
EMCARE PHYSICIAN SERVICES, INC.
EMCARE, INC.
EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
GOLD COAST AMBULANCE SERVICE
HANK’S ACQUISITION CORP.
HEALTHCARE ADMINISTRATIVE SERVICES, INC.
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HOLIDAY ACQUISITION COMPANY, INC.
INTERNATIONAL LIFE SUPPORT, INC.
KUTZ AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MERCY AMBULANCE OF EVANSVILLE, INC.
MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY

By:	/s/ William A Sanger
Name:	William A. Sanger
Title:	Chief Executive Officer

[SIGNATURE PAGES TO ABL GUARANTY AND COLLATERAL AGREEMENT]

GUARANTORS (cont’d):

MOBILE MEDIC AMBULANCE SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PHYSICIAN ACCOUNT MANAGEMENT, INC.
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROVIDER ACCOUNT MANAGEMENT, INC.
PUCKETT AMBULANCE SERVICE, INC.
RADIOLOGY STAFFING SOLUTIONS, INC.
RADSTAFFING MANAGEMENT SOLUTIONS, INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REIMBURSEMENT TECHNOLOGIES, INC.
RIVER MEDICAL INCORPORATED
SEMINOLE COUNTY AMBULANCE, INC.
SPRINGS AMBULANCE SERVICE, INC.
STAT HEALTHCARE, INC.
SUNRISE HANDICAP TRANSPORT CORP.
TEK AMBULANCE, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
V.I.P. PROFESSIONAL SERVICES, INC.

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

CLINICAL PARTNERS MANAGEMENT COMPANY, LLC
EMS OFFSHORE MEDICAL SERVICES, LLC
NORTHWOOD ANESTHESIA ASSOCIATES, L.L.C.
SEAWALL ACQUISITION, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Manager

[SIGNATURE PAGES TO ABL GUARANTY AND COLLATERAL AGREEMENT]

GUARANTORS (cont’d):

ACCESS 2 CARE, LLC

By:	MISSION CARE SERVICES, LLC, as manager of Access 2 Care, LLC

By:	AMERICAN MEDICAL RESPONSE, INC., as manager of Mission Care Services, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

AMR BROCKTON, L.L.C.

By:	AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC., as manager and sole member of AMR Brockton, L.L.C.

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC

By:	AMERICAN MEDICAL RESPONSE MID- ATLANTIC, INC., as sole member of American Medical Response Delaware Valley, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

APEX ACQUISITION LLC

By:	EMCARE, INC., as sole member of Apex Acquisition LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO ABL GUARANTY AND COLLATERAL AGREEMENT]

GUARANTORS (cont’d):

EMS MANAGEMENT LLC

By:	EMCARE HOLDCO, INC.,
as member of EMS Management LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

By:	AMR HOLDCO, INC.,
as member of EMS Management LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EVERRAD, LLC

By:	TEMPLETON READINGS, LLC, as sole member of EverRad, LLC

By:	EMCARE, INC., as sole member of Templeton Readings, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MEDASSOCIATES, LLC

By:	EMCARE, INC., as sole member of MedAssociates, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO ABL GUARANTY AND COLLATERAL AGREEMENT]

GUARANTORS (cont’d):

MISSION CARE OF ILLINOIS, LLC

By:	MISSION CARE SERVICES, LLC, as manager of Mission Care of Illinois, LLC

By:	AMERICAN MEDICAL RESPONSE, INC., as manager of Mission Care Services, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MISSION CARE OF MISSOURI, LLC

By:	MISSION CARE SERVICES, LLC, as manager of Mission Care of Missouri, LLC

By:	AMERICAN MEDICAL RESPONSE, INC., as manager of Mission Care Services, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MISSION CARE SERVICES, LLC

By:	AMERICAN MEDICAL RESPONSE, INC., as manager of Mission Care Services, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MSO NEWCO, LLC

By:	APEX ACQUISITION LLC, as sole member of MSO Newco, LLC

By:	EMCARE, INC., as sole member of Apex Acquisition LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO ABL GUARANTY AND COLLATERAL AGREEMENT]

GUARANTORS (cont’d):

PINNACLE CONSULTANTS MID-ATLANTIC, L.L.C.

By:	APEX ACQUISITION LLC, as sole member of Pinnacle Consultants Mid-Atlantic, L.L.C.

By:	EMCARE, INC., as sole member of Apex Acquisition LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

PROVIDACARE, L.L.C.

By:	AMERICAN MEDICAL PATHWAYS, INC., as sole member of ProvidaCare, L.L.C.

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

REGIONAL EMERGENCY SERVICES, L.P.

By:	FLORIDA EMERGENCY PARTNERS, INC., as general partner of Regional Emergency Services, L.P.

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

SUN DEVIL ACQUISITION LLC

By:	EMCARE, INC., as sole member of Sun Devil Acquisition LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO ABL GUARANTY AND COLLATERAL AGREEMENT]

GUARANTORS (cont’d):

TEMPLETON READINGS, LLC

By:	EMCARE, INC., as sole member of Templeton Readings, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO ABL GUARANTY AND COLLATERAL AGREEMENT]

GUARANTORS (cont’d):

EMERGENCY MEDICAL SERVICES L.P.

By:	EMERGENCY MEDICAL SERVICES CORPORATION, as general partner of Emergency Medical Services L.P.

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO ABL GUARANTY AND COLLATERAL AGREEMENT]

GUARANTORS (cont’d):

FOUNTAIN AMBULANCE SERVICE, INC.

By:	/s/ Mark E. Bruning
	Name:	Mark E. Bruning
	Title:	President

[SIGNATURE PAGES TO ABL GUARANTY AND COLLATERAL AGREEMENT]

Acknowledged and Agreed to as of the date hereof by:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Collateral Agent

By:	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Director

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Director

[SIGNATURE PAGES TO ABL GUARANTY AND COLLATERAL AGREEMENT]

SCHEDULE 1

Notice of Addresses of Granting Parties

6200 S. Syracuse Way
Suite 200
Greenwood Village, Colorado 80111
Attention:  General Counsel
Facsimile:  (303) 495-1800
Telephone:  (303) 495-1200

With copies to

6200 S. Syracuse Way
Suite 200
Greenwood Village, Colorado 80111
Attention:  Chief Financial Officer
Facsimile:  (303) 495-1800
Telephone:  (303) 495-1200

and

1717 Main Street
Suite 5200
Dallas, Texas 75201
Attention:  Treasurer
Facsimile:  (214) 712-2731
Telephone:  (214) 712-2475

SCHEDULE 2

Pledged Securities

Issuer	Class of Stock and Par Value	Number of Shares Outstanding	Record Owner	Certificate No.	Percentage Pledged
A1 Leasing, Inc.	Common Stock, par value $1.00 per share	26 shares of Common Stock	Regional Emergency Services, L.P.	5	100%
Abbott Ambulance, Inc.	Common Stock, no par value	100 shares of Common Stock	Mission Care of Missouri, LLC	C-5	100%
Access 2 Care, LLC	N/A	N/A	Mission Care Services, LLC	N/A	100%
Adam Transportation Service, Inc.	Common Stock, no par value	100 shares of Common Stock	American Medical Response, Inc.	4	100%
Affilion, Inc.	Common Stock, par value $0.0001 per share	2,400 shares of Common Stock	Sun Devil Acquisition LLC	4	100%
Air Ambulance Specialists, Inc.	Common Stock, no par value	1,000 shares of Common Stock	American Medical Response, Inc.	5	100%
Ambulance Acquisition, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	2	100%
American Emergency Physicians Management, Inc.	Common Stock, no par value per share	10,520 shares of Common Stock	EmCare of California, Inc.	17	100%
American Investment Enterprises, Inc.	Common Stock, no par value	100 shares of Common Stock	Mercy, Inc.	5	100%

Issuer	Class of Stock and Par Value	Number of Shares Outstanding	Record Owner	Certificate No.	Percentage Pledged
American Medical Pathways, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	R-1	100%
American Medical Response Ambulance Service, Inc.	Common Stock, par value $1.00 per share	100 shares of Common Stock	American Medical Response, Inc.	4	100%
American Medical Response Delaware Valley, LLC	N/A	N/A	American Medical Response Mid-Atlantic, Inc.	N/A	100%
American Medical Response Holdings, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	2	100%
American Medical Response Management, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	1	100%
American Medical Response Mid-Atlantic, Inc.	Common Stock, no par value	100 shares of Common Stock	American Medical Response, Inc.	4	100%
American Medical Response Northwest, Inc.	Common Stock, no par value	100 shares of Common Stock	American Medical Response, Inc.	9	100%
American Medical Response of Colorado, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	2	100%
American Medical Response of Connecticut, Incorporated	Common Stock, par value $0.01 per share	10,000 shares of Common Stock	American Medical Response, Inc.	3	100%

3

Issuer	Class of Stock and Par Value	Number of Shares Outstanding	Record Owner	Certificate No.	Percentage Pledged
American Medical Response of Georgia, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	1	100%
American Medical Response of Illinois, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	2	100%
American Medical Response of Inland Empire	Capital Stock, par value $10.00 per share	100 shares of Common Stock	American Medical Response, Inc.	18	100%
American Medical Response of Massachusetts, Inc.	Common Stock, no par value	100 shares of Common Stock	American Medical Response, Inc.	23	100%
American Medical Response of North Carolina, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	2	100%
American Medical Response of Oklahoma, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	1	100%
American Medical Response of South Carolina, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	2	100%
American Medical Response of Southern California	Common Stock, par value $100.00 per share	486 shares of Common Stock	American Medical Response Ambulance Service, Inc.	42	100%

4

Issuer	Class of Stock and Par Value	Number of Shares Outstanding	Record Owner	Certificate No.	Percentage Pledged
American Medical Response of Tennessee, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	2	100%
American Medical Response of Texas, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	1	100%
American Medical Response West	Common Stock, par value $0.01 per share	10,000 shares of Common Stock	American Medical Response, Inc.	3	100%
American Medical Response, Inc.	Common Stock, par value $0.01 per share	199 shares of Common Stock	AMR HoldCo, Inc.	R19	100%
AMR Brockton, L.L.C.	N/A	N/A	American Medical Response of Massachusetts, Inc.	N/A	100%
AMR HoldCo, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	Emergency Medical Services L.P.	1	100%
Apex Acquisition LLC	N/A	N/A	EmCare, Inc.	1	100%
Arizona Oasis Acquisition, Inc.	Common Stock, par value $0.001 per share	1,000 shares of Common Stock	American Medical Response, Inc.	CS-1	100%
Associated Ambulance Service, Inc.	Capital Stock, par value $0.01 per share	1,000 shares of Capital Stock	American Medical Response, Inc.	16	100%

5

Issuer	Class of Stock and Par Value	Number of Shares Outstanding	Record Owner	Certificate No.	Percentage Pledged
Atlantic Ambulance Services Acquisition, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	R-2	100%
Atlantic/Key West Ambulance, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	R-2	100%
Atlantic/Palm Beach Ambulance, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	R-2	100%
BestPractices, Inc.	Common stock, par value $0.001 per share	24,113,736 shares of Common Stock	Holiday Acquisition Company, Inc.	45	100%
Blythe Ambulance Service	Common stock, no par value	100 share of Common Stock	Springs Ambulance Service, Inc.	6	100%
Broward Ambulance, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	R-2	100%
Clinical Partners Management Company, LLC	N/A	N/A	EmCare, Inc.	003	100%
Desert Valley Medical Transport, Inc.	Common Stock, no par value listed	10 shares of Common Stock	American Medical Response of Inland Empire	4	100%
EHR Management Co.	Common Stock, $0.01 per share	100 shares of Common Stock	EmCare, Inc.	2	100%

6

Issuer	Class of Stock and Par Value	Number of Shares Outstanding	Record Owner	Certificate No.	Percentage Pledged
EmCare Anesthesia Providers, Inc.	Common Stock, par value $0.01	100 shares of Common Stock	EmCare, Inc.	1	100%
EmCare HoldCo, Inc.	Common Stock, par $0.01	100 shares of Common Stock	Emergency Medical Services L.P.	1	100%
EmCare Holdings Inc.	Common Stock, no par value per share	1031 shares of Common Stock	EmCare HoldCo, Inc.	007	100%
EmCare of California, Inc.	Common Stock, par value $1.00 per share	1,000 shares of Common Stock	EmCare, Inc.	42	100%
EmCare Physician Providers, Inc.	Common Stock, par value $1.00 per share	1,002 shares of Common Stock	EmCare, Inc.	16	100%
EmCare Physician Services, Inc.	Common Stock, par value $1.00 per share	1,000 shares of Common Stock	EmCare, Inc.	7	100%
EmCare, Inc.	Common Stock, par value $0.01 per share	1,000 shares of Common Stock	EmCare Holdings Inc.	002	100%
Emergency Medical Services Corporation	Common Stock, par value $0.01 per share	1,000 shares of Common Stock	CDRT Acquisition Corporation	CLA3001	100%
Emergency Medical Services L.P.	N/A	N/A	Emergency Medical Services Corporation	N/A	0%

7

Issuer	Class of Stock and Par Value	Number of Shares Outstanding	Record Owner	Certificate No.	Percentage Pledged
Emergency Medicine Education Systems, Inc.	Common Stock, no par value per share	1,000 shares of Common Stock	EmCare, Inc.	3	100%
EMS Management LLC	N/A	N/A	AMR HoldCo, Inc. & EmCare HoldCo, Inc.	N/A	100%
EMS Offshore Medical Services, LLC	N/A	1,000 units	American Medical Response, Inc.	1	100%
EverRad, LLC	N/A	300 Units	Templeton Readings, LLC	1	100%
Five Counties Ambulance Service, Inc.	Common Stock, no par value	100 shares of Common Stock	American Medical Response, Inc.	6	100%
Florida Emergency Partners, Inc.	Common Stock, par value $0.01 per share	300 shares of Common Stock	American Medical Response, Inc.	8	100%
Fountain Ambulance Service, Inc.	Common Stock, par value $1.00 per share	1,000 shares of Common Stock	Hank’s Acquisition Corp.	4	100%
Global Medical Response, Inc.	Common Stock, par value $0.001 per share	1,000 shares of Common Stock	American Medical Response, Inc.	2	65%
Gold Coast Ambulance Service	Capital Stock, no par value	80,000 shares of Capital Stock	V.I.P. Professional Services, Inc.	4	100%
Hank’s Acquisition Corp.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	3	100%

8

Issuer	Class of Stock and Par Value	Number of Shares Outstanding	Record Owner	Certificate No.	Percentage Pledged
Healthcare Administrative Services, Inc.	Common Stock, par value $1.00 per share	1,000 shares of Common Stock	EmCare, Inc.	3	100%
Hemet Valley Ambulance Service, Inc.	Common Stock, par value $100.00 per share	20 shares of Common Stock	American Medical Response Ambulance Service, Inc.	6	100%
Herren Enterprises, Inc.	Common Stock, no par value	100 shares of Common Stock	American Medical Response Ambulance Service, Inc.	8	100%
Holiday Acquisition Company, Inc.	Common Stock, par value $0.001 per share	100 shares of Common Stock	EmCare, Inc.	01	100%
International Life Support, Inc.	Common Stock, par value $1.00 per share	13,217 shares of Common Stock	American Medical Response of Colorado, Inc.	11	100%
Kutz Ambulance Service, Inc.	Common Stock, par value $100.00 per share	118 shares of Common Stock	American Medical Response, Inc.	3	100%
LifeCare Ambulance Service, Inc.	Common Stock, no par value	1,000 shares of Common Stock	American Medical Response Ambulance Service, Inc.	5	100%
LifeFleet Southeast, Inc.	Common Stock, par value $0.10 per share	5,000 shares of Common Stock	American Medical Response, Inc.	R-6	100%
MedAssociates, LLC	N/A	N/A	EmCare, Inc.	003	100%

9

Issuer	Class of Stock and Par Value	Number of Shares Outstanding	Record Owner	Certificate No.	Percentage Pledged
Medevac Medical Response, Inc.	Common Stock, par value $10.00 per share	100 shares of Common Stock	American Medical Response, Inc.	11	100%
Medevac MidAmerica, Inc.	Common Stock, par value $0.10 per share	20 shares of Common Stock	American Medical Response, Inc.	8	100%
Medic One Ambulance Services, Inc.	Common Stock, par value $0.01 per share	500 shares of Common Stock	American Medical Response, Inc.	1	100%
Medic One of Cobb, Inc.	Common Stock, no par value	1,000 shares of Common Stock	American Medical Response Ambulance Service, Inc.	5	100%
Medi-Car Ambulance Service, Inc.	Common Stock, no par value	60 shares of Common Stock	Medi-Car Systems, Inc.	5	100%
Medi-Car Systems, Inc.	Common Stock, par value $1.00 per share	100 shares of Common Stock	American Medical Response, Inc.	6	100%
MedicWest Ambulance, Inc.	Common Stock, par value $0.01 per share	80,100 shares of Common Stock	MedicWest Holdings, Inc.	13	100%
MedicWest Holdings, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	Nevada Red Rock Ambulance, Inc.	5	100%

10

Issuer	Class of Stock and Par Value	Number of Shares Outstanding	Record Owner	Certificate No.	Percentage Pledged
MedLife Emergency Medical Service, Inc.	Common Stock, par value $1.00 per share	1,000 shares of Common Stock	Hank’s Acquisition Corp.	3	100%
Mercy Ambulance of Evansville, Inc.	Common Stock, no par value	810 shares of Common Stock	Paramed, Inc.	6	100%
Mercy Life Care	Common Stock, no par value	9,500 shares of Common Stock	American Medical Response Ambulance Service, Inc.	4	100%
Mercy, Inc.	Common Stock, no par value	150 shares of Common Stock	American Medical Response Ambulance Service, Inc.	13	100%
Metro Ambulance Service (Rural), Inc.	Common Stock, par value $0.01 per share	500 shares of Common Stock	American Medical Response, Inc.	2	100%
Metro Ambulance Service, Inc.	Common Stock, par value $0.01 per share	500 shares of Common Stock	American Medical Response, Inc.	3	100%
Metro Ambulance Services, Inc.	Common Stock, par value $10.00 per share	250 shares of Common Stock	American Medical Response, Inc.	8	100%
Metropolitan Ambulance Service	Common Stock, no par value	502 shares of Common Stock	American Medical Response West	30	100%
Midwest Ambulance Management Company	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	1	100%

11

Issuer	Class of Stock and Par Value	Number of Shares Outstanding	Record Owner	Certificate No.	Percentage Pledged
Mission Care of Illinois, LLC	N/A	N/A	Mission Care Services, LLC	N/A	100%
Mission Care of Missouri, LLC	N/A	N/A	Mission Care Services, LLC	N/A	100%
Mission Care Services, LLC	N/A	N/A	American Medical Response, Inc.	N/A	100%
Mobile Medic Ambulance Service, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	2	100%
MSO Newco, LLC	N/A	N/A	Apex Acquisition LLC	1	100%
Nevada Red Rock Ambulance, Inc.	Common Stock, par value $0.0001 per share	1,000 shares of Common Stock	Nevada Red Rock Holdings, Inc.	CS-1	100%
Nevada Red Rock Holdings, Inc.	Common Stock, par value $0.0001 per share	1,000 shares of Common Stock	American Medical Response, Inc.	CS-1	100%
Northwood Anesthesia Associates, L.L.C.	N/A	100 Membership Interest Units	EmCare, Inc.	1	100%
Paramed, Inc.	Common Stock, par value $0.20 per share	100 shares of Common Stock	American Medical Response, Inc.	43	100%
Park Ambulance Service Inc.	Common Stock, par value $100.00 per share	50 shares of Common Stock	American Medical Response, Inc.	3	100%

12

Issuer	Class of Stock and Par Value	Number of Shares Outstanding	Record Owner	Certificate No.	Percentage Pledged
Physician Account Management, Inc.	Common Stock, no par value	1,000 shares of Common Stock	EmCare Physician Providers, Inc.	002	100%
Physicians & Surgeons Ambulance Service, Inc.	Common Stock, no par value	100 shares of Common Stock	American Medical Response, Inc.	14	100%
Pinnacle Consultants Mid-Atlantic, L.L.C.	N/A	N/A	Apex Acquisition LLC	MI-1	100%
ProvidaCare, L.L.C.	N/A	N/A	American Medical Pathways, Inc.	N/A	100%
Provider Account Management, Inc.	Common Stock, par value $0.01 per share	1,000 shares of Common Stock	EmCare Physician Services, Inc.	001	100%
Puckett Ambulance Service, Inc.	Common Stock, par value $1.00 per share	500 shares of Common Stock	American Medical Response Ambulance Service, Inc.	3	100%
Radiology Staffing Solutions, Inc.	Common Stock, par value $0.01 per share	1,000 shares of Common Stock	EmCare, Inc.	1	100%
Radstaffing Management Solutions, Inc.	Common Stock, par value $0.01 per share	1,000 shares	EmCare, Inc.	1	100%
Randle Eastern Ambulance Service, Inc.	Capital Stock, par value $10.00 per share	100 shares of Common Stock	American Medical Response, Inc.	26	100%

13

Issuer	Class of Stock and Par Value	Number of Shares Outstanding	Record Owner	Certificate No.	Percentage Pledged
Regional Emergency Services, L.P.	N/A	N/A	Florida Emergency Partners, Inc. & American Medical Response Management, Inc.	N/A	100%
Reimbursement Technologies, Inc.	Common Stock, par value $1.00 per share	150 shares of Common Stock	EmCare, Inc.	5	100%
River Medical Incorporated	Common Stock, no par value	100 shares of Common Stock	Arizona Oasis Acquisition, Inc.	19	100%
Seawall Acquisition, LLC	N/A	1,000 Membership Interest Units	American Medical Response, Inc.	1	100%
Seminole County Ambulance, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	R-2	100%
Springs Ambulance Service, Inc.	Common Stock, par value $100.00 per share	110 shares of Common Stock	American Medical Response, Inc.	R-1	100%
STAT Healthcare, Inc.	Common Stock, par value $0.01 per share	100 shares of Common Stock	American Medical Response, Inc.	122	100%
Sun Devil Acquisition LLC	N/A	N/A	EmCare, Inc.	1	100%
Sunrise Handicap Transport Corp.	Common Stock, no par value	100 shares of Common Stock	American Medical Response, Inc.	15	100%

14

Issuer	Class of Stock and Par Value	Number of Shares Outstanding	Record Owner	Certificate No.	Percentage Pledged
TEK Ambulance, Inc.	Common Stock, no par value	1,000 shares of Common Stock	American Medical Response Ambulance Service, Inc.	3	100%
Templeton Readings, LLC	N/A	N/A	EmCare, Inc.	1	100%
Tidewater Ambulance Service, Inc.	Common Stock, par value $1.00 per share	100 shares of Common Stock	Paramed, Inc.	R-10	100%
Troup County Emergency Medical Services, Inc.	Common Stock, par value $100.00 per share	43 shares of Common Stock	American Medical Response of Georgia, Inc.	4	100%
V.I.P. Professional Services, Inc.	Common Stock, no par value	3,933 shares of Common Stock	Seawall Acquisition, LLC	12	100%

15

SCHEDULE 3

Perfection Matters

I.  Existing Security Interests

Debtor	Jurisdiction	Secured Party / Other Obligee	Collateral / Amount	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
American Investment Enterprises, Inc.	NV SOS	American Medical Response , Inc.	Equipment	10/22/02	2002028011-1	4/24/07	2007012974-3
American Medical Response Northwest, Inc.	OR SOS	Les Schwab Tire Centers of Portland, Inc.	All goods purchased from Secured Party	8/5/09	8330514
American Medical Response of Colorado, Inc.	DE SOS	American Medical Response, Inc.	Equipment	10/21/02	22643876	4/24/07	20071526101
American Medical Response of Connecticut, Incorporated	CT SOS	American Medical Response, Inc.	Equipment	10/21/02	0002166270	4/25/07	0002451964
American Medical Response of Inland Empire	CA SOS	American Medical Response, Inc.	Equipment	10/21/02	02-29560623	4/24/07	07-71113106
American Medical Response of Massachusetts, Inc.	MA Secretary of the Common-wealth	American Medical Response, Inc.	Equipment	10/22/02	200215721620	4/24/07	200756340850
American Medical Response of South Carolina, Inc.	DE SOS	American Medical Response, Inc.	Equipment	10/21/02	22644353	4/24/07	20071526267
American Medical Response of Southern California	CA SOS	American Medical Response, Inc.	Equipment	10/21/02	0229560765	4/24/07	0771113109

Debtor	Jurisdiction	Secured Party / Other Obligee	Collateral / Amount	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
American Medical Response of Texas, Inc.	DE SOS	American Medical Response, Inc.	Equipment	10/21/02	22644312	4/24/07	20071526119
American Medical Response West	CA SOS	American Medical Response, Inc.	Equipment	10/21/02	02-29560759	4/24/07	07-71113111
American Medical Response, Inc.	DE SOS	General Electric Capital Corporation	Equipment	10/15/01	11400212	10/5/06	63460417
American Medical Response, Inc.	DE SOS	General Electronic Capital Corporation	Equipment	11/5/01	11594485	8/30/02; 10/25/06	22251654 (AM); 63726080
American Medical Response, Inc.	DE SOS	General Electric Capital Corporation	Equipment	12/7/01	20100697	10/25/06	63726106
American Medical Response, Inc.	DE SOS	General Electric Capital Corporation	Equipment	1/4/02	20279111	10/25/06	63726122
American Medical Response, Inc.	DE SOS	General Electric Capital Corporation	Equipment	2/15/02	20612766	10/25/06	63726130
American Medical Response, Inc.	DE SOS	General Electric Capital Corporation	Equipment	3/11/02	20832174	10/25/06	63726155
American Medical Response, Inc.	DE SOS	General Electric Capital Corporation	Equipment	4/4/02	20845630	10/25/06	63726171
American Medical Response, Inc.	DE SOS	Transamerica Equipment Financial Services Corporation	Equipment	7/23/02	21813850	4/24/07	20071526044
American Medical Response, Inc.	DE SOS	Transamerica Equipment Financial Services Corporation	Equipment	7/23/02	21813926	4/24/07	20071526051
American Medical Response, Inc.	DE SOS	Transamerica Equipment Financial Services Corporation	Equipment	8/30/02	22206112	4/17/07	20071417939
American Medical Response, Inc.	DE SOS	General Electric Capital Corporation	Equipment	8/30/02	2241689	4/24/07	20071526069

17

Debtor	Jurisdiction	Secured Party / Other Obligee	Collateral / Amount	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
American Medical Response, Inc.	DE SOS	General Electric Capital Corporation	Equipment	10/15/02	22671646	4/24/07	20071526093
American Medical Response, Inc.	DE SOS	GreatAmerica Capital Corporation	Equipment	9/28/06	63361151
American Medical Response, Inc.	DE SOS	Dolphin Capital Corporation	Equipment	7/3/07	73058988
Associated Ambulance Service, Inc.	NY DOS	American Medical Response, Inc.	Equipment	10/21/02	238180	4/24/07	200704245425679
Associated Ambulance Service, Inc.	NY DOS	NY State Dep’t of Taxation and Finance	$1,028.67	4/14/05	E-000562067-W004-9
Associated Ambulance Service, Inc.	NY DOS	NY State Dep’t of Taxation and Finance	$253.27	10/19/05	E-000562067-W016-4
Associated Ambulance Service, Inc.	NY DOS	NY State Dep’t of Taxation and Finance	$41,149.85	10/10/07	E-000562067-W023-6
Associated Ambulance Service, Inc.	NY DOS	NY State Dep’t of Taxation and Finance	$484.89	12/27/07	E-000562067-W025-5
Associated Ambulance Service, Inc.	NY DOS	NY State Dep’t of Taxation and Finance	$14,061.87	7/16/08	E-000562067-W026-9
Associated Ambulance Service, Inc.	NY DOS	NY State Dep’t of Taxation and Finance	$14,233.98	10/29/08	E-000562067-W027-4
Associated Ambulance Service, Inc.	NY DOS	NY State Dep’t of Taxation and Finance	$14,238.62	1/28/09	E-000562067-W028-8

18

Debtor	Jurisdiction	Secured Party / Other Obligee	Collateral / Amount	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
Atlantic/Key West Ambulance, Inc.	DE SOS	American Medical Response, Inc.	Equipment	10/21/02	22644270	4/24/07	20071526135
Atlantic/Palm Beach Ambulance Inc.	DE SOS	American Medical Response	Equipment	10/21/02	22644296	4/24/07	20071526168
BestPractices, Inc.	VA State Corporations Commission	Mitel Leasing Inc.	Equipment	7/6/10	100706 3932-5
Broward Ambulance, Inc.	DE SOS	American Medical Response, Inc.	Equipment	10/21/02	22644064	4/24/07	20071526184
Desert Valley Medical Transport, Inc.	CA SOS	American Medical Response, Inc.	Equipment	10/21/02	0229560618	4/24/07	07-71113113
Emcare Inc.	US Dist. Ct. for the Northern Dist. of TX	Nutmeg Insurance Company	$1019.75 for court costs	3/15/07	Case Number: 3:05-CV-01551-D
Everrad, LLC	FL Secured Transaction Registry	Town & Country Leasing LLC	Leased Goods	8/22/07	200706348204
Five Counties Ambulance Service, Inc.	NY DOS	NY State Dep’t of Taxation and Finance	$985.24	1/23/08	E-022031262-W004-7
International Life Support, Inc.	HI Bureau of Conveyances	American Medical Response, Inc.	Equipment	10/22/02	2002-188164	4/25/07	2007-074154
LifeFleet Southeast, Inc.	FL Secured Transaction Registry	American Medical Response, Inc.	Equipment	10/22/02	200202463867	4/24/07	200705376107
Medevac Medical Response, Inc.	MO SOS	American Medical Response, Inc.	Equipment	10/22/02	20020116546J	4/24/07	20070047413K

19

Debtor	Jurisdiction	Secured Party / Other Obligee	Collateral / Amount	Original File Date	Original File Number	Amdt. File Date	Amdt. File Number
Medevac MidAmerica, Inc.	MO SOS	American Medical Response, Inc.	Equipment	10/22/02	20020116477A	4/24/07	20070047414M
Metro Ambulance Service (Rural), Inc	DE SOS	American Medical Response, Inc.	Equipment	10/21/02	22644163	4/24/07	20071526200
Mobile Medic Ambulance Service, Inc.	DE SOS	American Medical Response, Inc.	Equipment	10/21/02	22644023	4/24/07	20071526218
Paramed, Inc.	MI SOS	American Medical Response, Inc.	Equipment	10/22/02	2002002944-8	4/25/07	2007065932-8
Physicians & Surgeons Ambulance Service, Inc.	OH SOS	American Medical Response, Inc.	Equipment	10/21/02	OH00055570244	4/24/07	20071140218
Randle Eastern Ambulance Service, Inc.	FL Secured Transaction Registry	American Medical Response, Inc.	Equipment	10/22/02	200202463875	4/24/07	200705376093
Sunrise Handicap Transport Corp.	NY DOS	American Medical Response, Inc.	Equipment	10/21/02	238179	4/24/07	200704245425693

20

II.  Closing Date UCC Filings

Name of Entity	Jurisdiction of Organization	Filing Office	Document Filed
CDRT Acquisition Corporation	Delaware	Secretary of State	UCC-1 Financing Statement
A1 Leasing, Inc.	Florida	Secured Transaction Registry	UCC-1 Financing Statement
Abbott Ambulance, Inc.	Missouri	Secretary of State	UCC-1 Financing Statement
Access 2 Care, LLC	Missouri	Secretary of State	UCC-1 Financing Statement
Adam Transportation Service, Inc.	New York	Department of State	UCC-1 Financing Statement
Affilion, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Air Ambulance Specialists, Inc.	Colorado	Secretary of State	UCC-1 Financing Statement
Ambulance Acquisition, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
American Emergency Physicians Management, Inc.	California	Secretary of State	UCC-1 Financing Statement
American Investment Enterprises, Inc.	Nevada	Secretary of State	UCC-1 Financing Statement
American Medical Pathways, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
American Medical Response Ambulance Service, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
American Medical Response Delaware Valley, LLC	Delaware	Secretary of State	UCC-1 Financing Statement
American Medical Response Holdings, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
American Medical Response Management, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
American Medical Response Mid-Atlantic, Inc.	Pennsylvania	Department of State	UCC-1 Financing Statement

21

Name of Entity	Jurisdiction of Organization	Filing Office	Document Filed
American Medical Response Northwest, Inc.	Oregon	Secretary of State	UCC-1 Financing Statement
American Medical Response of Colorado, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
American Medical Response of Connecticut, Incorporated	Connecticut	Secretary of State	UCC-1 Financing Statement
American Medical Response of Georgia, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
American Medical Response of Illinois, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
American Medical Response of Inland Empire	California	Secretary of State	UCC-1 Financing Statement
American Medical Response of Massachusetts, Inc.	Massachusetts	Secretary of the Commonwealth	UCC-1 Financing Statement
American Medical Response of North Carolina, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
American Medical Response of Oklahoma, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
American Medical Response of South Carolina, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
American Medical Response of Southern California	California	Secretary of State	UCC-1 Financing Statement
American Medical Response of Tennessee, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
American Medical Response of Texas, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
American Medical Response West	California	Secretary of State	UCC-1 Financing Statement
American Medical Response, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
AMR Brockton, L.L.C.	Delaware	Secretary of State	UCC-1 Financing Statement

22

Name of Entity	Jurisdiction of Organization	Filing Office	Document Filed
AMR HoldCo, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Apex Acquisition LLC	Delaware	Secretary of State	UCC-1 Financing Statement
Arizona Oasis Acquisition, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Associated Ambulance Service, Inc.	New York	Department of State	UCC-1 Financing Statement
Atlantic Ambulance Services Acquisition, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Atlantic/Key West Ambulance, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Atlantic/Palm Beach Ambulance, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
BestPractices, Inc.	Virginia	State Corporation Commission	UCC-1 Financing Statement
Blythe Ambulance Service	California	Secretary of State	UCC-1 Financing Statement
Broward Ambulance, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Clinical Partners Management Company, LLC	Texas	Secretary of State	UCC-1 Financing Statement
Desert Valley Medical Transport, Inc.	California	Secretary of State	UCC-1 Financing Statement
EHR Management Co.	Delaware	Secretary of State	UCC-1 Financing Statement
EmCare Anesthesia Providers, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
EmCare HoldCo, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
EmCare Holdings Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
EmCare of California, Inc.	California	Secretary of State	UCC-1 Financing Statement

23

Name of Entity	Jurisdiction of Organization	Filing Office	Document Filed
EmCare Physician Providers, Inc.	Missouri	Secretary of State	UCC-1 Financing Statement
EmCare Physician Services, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
EmCare, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Emergency Medical Services Corporation	Delaware	Secretary of State	UCC-1 Financing Statement
Emergency Medical Services L.P.	Delaware	Secretary of State	UCC-1 Financing Statement
Emergency Medicine Education Systems, Inc.	Texas	Secretary of State	UCC-1 Financing Statement
EMS Management LLC	Delaware	Secretary of State	UCC-1 Financing Statement
EMS Offshore Medical Services, LLC	Delaware	Secretary of State	UCC-1 Financing Statement
EverRad, LLC	Florida	Secured Transaction Registry	UCC-1 Financing Statement
Five Counties Ambulance Service, Inc.	New York	Department of State	UCC-1 Financing Statement
Florida Emergency Partners, Inc.	Texas	Secretary of State	UCC-1 Financing Statement
Fountain Ambulance Service, Inc.	Alabama	Secretary of State	UCC-1 Financing Statement
Gold Coast Ambulance Service	California	Secretary of State	UCC-1 Financing Statement
Hank’s Acquisition Corp.	Alabama	Secretary of State	UCC-1 Financing Statement
Healthcare Administrative Services, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Hemet Valley Ambulance Service, Inc.	California	Secretary of State	UCC-1 Financing Statement
Herren Enterprises, Inc.	California	Secretary of State	UCC-1 Financing Statement

24

Name of Entity	Jurisdiction of Organization	Filing Office	Document Filed
Holiday Acquisition Company, Inc.	Colorado	Secretary of State	UCC-1 Financing Statement
International Life Support, Inc.	Hawaii	Bureau of Conveyances	UCC-1 Financing Statement
Kutz Ambulance Service, Inc.	Wisconsin	Department of Financial Institutions	UCC-1 Financing Statement
LifeCare Ambulance Service, Inc.	Illinois	Secretary of State	UCC-1 Financing Statement
LifeFleet Southeast, Inc.	Florida	Secured Transaction Registry	UCC-1 Financing Statement
MedAssociates, LLC	Texas	Secretary of State	UCC-1 Financing Statement
Medevac Medical Response, Inc.	Missouri	Secretary of State	UCC-1 Financing Statement
Medevac MidAmerica, Inc.	Missouri	Secretary of State	UCC-1 Financing Statement
Medic One Ambulance Services, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Medic One of Cobb, Inc.	Georgia	Cooperative Authority	UCC-1 Financing Statement
Medi-Car Ambulance Service, Inc.	Florida	Secured Transaction Registry	UCC-1 Financing Statement
Medi-Car Systems, Inc.	Florida	Secured Transaction Registry	UCC-1 Financing Statement
MedicWest Ambulance, Inc.	Nevada	Secretary of State	UCC-1 Financing Statement
MedicWest Holdings, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
MedLife Emergency Medical Service, Inc.	Alabama	Secretary of State	UCC-1 Financing Statement
Mercy Ambulance of Evansville, Inc.	Indiana	Secretary of State	UCC-1 Financing Statement
Mercy Life Care	California	Secretary of State	UCC-1 Financing Statement

25

Name of Entity	Jurisdiction of Organization	Filing Office	Document Filed
Mercy, Inc.	Nevada	Secretary of State	UCC-1 Financing Statement
Metro Ambulance Service (Rural), Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Metro Ambulance Service, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Metro Ambulance Services, Inc.	Georgia	Cooperative Authority	UCC-1 Financing Statement
Metropolitan Ambulance Service	California	Secretary of State	UCC-1 Financing Statement
Midwest Ambulance Management Company	Delaware	Secretary of State	UCC-1 Financing Statement
Mission Care of Illinois, LLC	Illinois	Secretary of State	UCC-1 Financing Statement
Mission Care of Missouri, LLC	Missouri	Secretary of State	UCC-1 Financing Statement
Mission Care Services, LLC	Missouri	Secretary of State	UCC-1 Financing Statement
Mobile Medic Ambulance Service, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
MSO Newco, LLC	Delaware	Secretary of State	UCC-1 Financing Statement
Nevada Red Rock Ambulance, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Nevada Red Rock Holdings, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Northwood Anesthesia Associates, L.L.C.	Florida	Secured Transaction Registry	UCC-1 Financing Statement
Paramed, Inc.	Michigan	Department of State	UCC-1 Financing Statement
Park Ambulance Service Inc.	New York	Department of State	UCC-1 Financing Statement
Physician Account Management, Inc.	Florida	Secured Transaction Registry	UCC-1 Financing Statement

26

Name of Entity	Jurisdiction of Organization	Filing Office	Document Filed
Physicians & Surgeons Ambulance Service, Inc.	Ohio	Secretary of State	UCC-1 Financing Statement
Pinnacle Consultants Mid-Atlantic, L.L.C.	Delaware	Secretary of State	UCC-1 Financing Statement
ProvidaCare, L.L.C.	Texas	Secretary of State	UCC-1 Financing Statement
Provider Account Management, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Puckett Ambulance Service, Inc.	Georgia	Cooperative Authority	UCC-1 Financing Statement
Radiology Staffing Solutions, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Radstaffing Management Solutions, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Randle Eastern Ambulance Service, Inc.	Florida	Secured Transaction Registry	UCC-1 Financing Statement
Regional Emergency Services, L.P.	Delaware	Secretary of State	UCC-1 Financing Statement
Reimbursement Technologies, Inc.	Pennsylvania	Department of State	UCC-1 Financing Statement
River Medical Incorporated	Arizona	Secretary of State	UCC-1 Financing Statement
Seawall Acquisition, LLC	Delaware	Secretary of State	UCC-1 Financing Statement
Seminole County Ambulance, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Springs Ambulance Service, Inc.	California	Secretary of State	UCC-1 Financing Statement
STAT Healthcare, Inc.	Delaware	Secretary of State	UCC-1 Financing Statement
Sun Devil Acquisition LLC	Delaware	Secretary of State	UCC-1 Financing Statement
Sunrise Handicap Transport Corp.	New York	Department of State	UCC-1 Financing Statement

27

Name of Entity	Jurisdiction of Organization	Filing Office	Document Filed
TEK Ambulance, Inc.	Illinois	Secretary of State	UCC-1 Financing Statement
Templeton Readings, LLC	Maryland	State Department of Assessments and Taxation	UCC-1 Financing Statement
Tidewater Ambulance Service, Inc.	Virginia	State Corporation Commission	UCC-1 Financing Statement
Troup County Emergency Medical Services, Inc.	Georgia	Cooperative Authority	UCC-1 Financing Statement
V.I.P. Professional Services, Inc.	California	Secretary of State	UCC-1 Financing Statement

28

III.  Closing Date Intellectual Property Filings

A.  Filings with the U.S. Patent and Trademark Office

Notice and Confirmation of Grant of Security Interest in Trademarks, dated as of the Closing Date, from American Medical Response, Inc.

Notice and Confirmation of Grant of Security Interest in Trademarks, dated as of the Closing Date, from EmCare, Inc.

Notice and Confirmation of Grant of Security Interest in Trademarks, dated as of the Closing Date, from Reimbursement Technologies, Inc.

Notice and Confirmation of Grant of Security Interest in Trademarks, dated as of the Closing Date, from Emergency Medical Services Corporation

Notice and Confirmation of Grant of Security Interest in Trademarks, dated as of the Closing Date, from MedicWest Ambulance, Inc.

Notice and Confirmation of Grant of Security Interest in Trademarks, dated as of the Closing Date, from Air Ambulance Specialists, Inc.

Notice and Confirmation of Grant of Security Interest in Trademarks, dated as of the Closing Date, from Access 2 Care, LLC.

Notice and Confirmation of Grant of Security Interest in Trademarks, dated as of the Closing Date, from Affilion, Inc.

Notice and Confirmation of Grant of Security Interest in Patents, dated as of the Closing Date, from American Medical Response, Inc.

B. Filings with the U.S. Copyright Office

Grant of Security Interest in Copyrights, dated as of the Closing Date, from American Medical Response, Inc.

Grant of Security Interest in Copyrights, dated as of the Closing Date, from American Medical Response Ambulance Service, Inc.

Grant of Security Interest in Copyrights, dated as of the Closing Date, from American Medical Response of Connecticut, Incorporated

Grant of Security Interest in Copyrights, dated as of the Closing Date, from Reimbursement Technologies, Inc.

Grant of Security Interest in Copyrights, dated as of the Closing Date, from Abbott Ambulance, Inc.

29

SCHEDULE 4

Jurisdiction of Organization

Name of Entity	Jurisdiction of Organization
CDRT Acquisition Corporation	Delaware
A1 Leasing, Inc.	Florida
Abbott Ambulance, Inc.	Missouri
Access 2 Care, LLC	Missouri
Adam Transportation Service, Inc.	New York
Affilion, Inc.	Delaware
Air Ambulance Specialists, Inc.	Colorado
Ambulance Acquisition, Inc.	Delaware
American Emergency Physicians Management, Inc.	California
American Investment Enterprises, Inc.	Nevada
American Medical Pathways, Inc.	Delaware
American Medical Response Ambulance Service, Inc.	Delaware
American Medical Response Delaware Valley, LLC	Delaware
American Medical Response Holdings, Inc.	Delaware
American Medical Response Management, Inc.	Delaware
American Medical Response Mid-Atlantic, Inc.	Pennsylvania
American Medical Response Northwest, Inc.	Oregon
American Medical Response of Colorado, Inc.	Delaware
American Medical Response of Connecticut, Incorporated	Connecticut
American Medical Response of Georgia, Inc.	Delaware
American Medical Response of Illinois, Inc.	Delaware
American Medical Response of Inland Empire	California
American Medical Response of Massachusetts, Inc.	Massachusetts

Name of Entity	Jurisdiction of Organization
American Medical Response of North Carolina, Inc.	Delaware
American Medical Response of Oklahoma, Inc.	Delaware
American Medical Response of South Carolina, Inc.	Delaware
American Medical Response of Southern California	California
American Medical Response of Tennessee, Inc.	Delaware
American Medical Response of Texas, Inc.	Delaware
American Medical Response West	California
American Medical Response, Inc.	Delaware
AMR Brockton, L.L.C.	Delaware
AMR HoldCo, Inc.	Delaware
Apex Acquisition LLC	Delaware
Arizona Oasis Acquisition, Inc.	Delaware
Associated Ambulance Service, Inc.	New York
Atlantic Ambulance Services Acquisition, Inc.	Delaware
Atlantic/Key West Ambulance, Inc.	Delaware
Atlantic/Palm Beach Ambulance, Inc.	Delaware
BestPractices, Inc.	Virginia
Blythe Ambulance Service	California
Broward Ambulance, Inc.	Delaware
Clinical Partners Management Company, LLC	Texas
Desert Valley Medical Transport, Inc.	California
EHR Management Co.	Delaware
EmCare Anesthesia Providers, Inc.	Delaware
EmCare HoldCo, Inc.	Delaware

31

Name of Entity	Jurisdiction of Organization
EmCare Holdings Inc.	Delaware
EmCare of California, Inc.	California
EmCare Physician Providers, Inc.	Missouri
EmCare Physician Services, Inc.	Delaware
EmCare, Inc.	Delaware
Emergency Medical Services Corporation	Delaware
Emergency Medical Services L.P.	Delaware
Emergency Medicine Education Systems, Inc.	Texas
EMS Management LLC	Delaware
EMS Offshore Medical Services, LLC	Delaware
EverRad, LLC	Florida
Five Counties Ambulance Service, Inc.	New York
Florida Emergency Partners, Inc.	Texas
Fountain Ambulance Service, Inc.	Alabama
Gold Coast Ambulance Service	California
Hank’s Acquisition Corp.	Alabama
Healthcare Administrative Services, Inc.	Delaware
Hemet Valley Ambulance Service, Inc.	California
Herren Enterprises, Inc.	California
Holiday Acquisition Company, Inc.	Colorado
International Life Support, Inc.	Hawaii
Kutz Ambulance Service, Inc.	Wisconsin
LifeCare Ambulance Service, Inc.	Illinois
LifeFleet Southeast, Inc.	Florida

32

Name of Entity	Jurisdiction of Organization
MedAssociates, LLC	Texas
Medevac Medical Response, Inc.	Missouri
Medevac MidAmerica, Inc.	Missouri
Medic One Ambulance Services, Inc.	Delaware
Medic One of Cobb, Inc.	Georgia
Medi-Car Ambulance Service, Inc.	Florida
Medi-Car Systems, Inc.	Florida
MedicWest Ambulance, Inc.	Nevada
MedicWest Holdings, Inc.	Delaware
MedLife Emergency Medical Service, Inc.	Alabama
Mercy Ambulance of Evansville, Inc.	Indiana
Mercy Life Care	California
Mercy, Inc.	Nevada
Metro Ambulance Service (Rural), Inc.	Delaware
Metro Ambulance Service, Inc.	Delaware
Metro Ambulance Services, Inc.	Georgia
Metropolitan Ambulance Service	California
Midwest Ambulance Management Company	Delaware
Mission Care of Illinois, LLC	Illinois
Mission Care of Missouri, LLC	Missouri
Mission Care Services, LLC	Missouri
Mobile Medic Ambulance Service, Inc.	Delaware
MSO Newco, LLC	Delaware
Nevada Red Rock Ambulance, Inc.	Delaware

33

Name of Entity	Jurisdiction of Organization
Nevada Red Rock Holdings, Inc.	Delaware
Northwood Anesthesia Associates, L.L.C.	Florida
Paramed, Inc.	Michigan
Park Ambulance Service Inc.	New York
Physician Account Management, Inc.	Florida
Physicians & Surgeons Ambulance Service, Inc.	Ohio
Pinnacle Consultants Mid-Atlantic, L.L.C.	Delaware
ProvidaCare, L.L.C.	Texas
Provider Account Management, Inc.	Delaware
Puckett Ambulance Service, Inc.	Georgia
Radiology Staffing Solutions, Inc.	Delaware
Radstaffing Management Solutions, Inc.	Delaware
Randle Eastern Ambulance Service, Inc.	Florida
Regional Emergency Services, L.P.	Delaware
Reimbursement Technologies, Inc.	Pennsylvania
River Medical Incorporated	Arizona
Seawall Acquisition, LLC	Delaware
Seminole County Ambulance, Inc.	Delaware
Springs Ambulance Service, Inc.	California
STAT Healthcare, Inc.	Delaware
Sun Devil Acquisition LLC	Delaware
Sunrise Handicap Transport Corp.	New York
TEK Ambulance, Inc.	Illinois
Templeton Readings, LLC	Maryland

34

Name of Entity	Jurisdiction of Organization
Tidewater Ambulance Service, Inc.	Virginia
Troup County Emergency Medical Services, Inc.	Georgia
V.I.P. Professional Services, Inc.	California

35

SCHEDULE 5

Intellectual Property

I.  Copyrights

Grantor	Title of Work	Registration No.
American Medical Response, Inc.	MEDS (American medical response)	TXu1008380
American Medical Response, Inc.	MEDSePCR	TXu1214044
American Medical Response Ambulance Service, Inc.	Field performance standards: Colorado version, June 1996	TXu768097
American Medical Response of Connecticut, Incorporated	Emergency medical service field performance standards	TX4347806
American Medical Response of Connecticut, Incorporated	Transportation services: field performance standards	TX4383092
Reimbursement Technologies, Inc.	REXPERT; computer software	TX3474692
Abbott Ambulance, Inc.	Abbott ambulance & Abbott lifeforce EMS patient mobility report	TX5093719

36

II.  Trademarks

Grantor	Trademark	Status	App No. / Reg. No.
American Medical Response, Inc.	“AMR”, plus design including six-point cross, caduceus	Registered	2,193,012
American Medical Response, Inc.	“American Medical Response”, no design	Registered	2,193,013
American Medical Response, Inc.	“AMR”, plus design including U.S. map, six lines, six-point cross, caduceus	Registered	2,429,030
American Medical Response, Inc.	“NCTI”, plus zig-zag star design, encircled by “National College of Technical Instruction”	Registered	3,255,197
American Medical Response, Inc.	“National College of Technical Instruction”, no design	Registered	3,226,157
EmCare, Inc.	“EmCare”, no design	Registered	1,317,259
EmCare, Inc.	“EmCare”, plus design	Registered	2,463,604
Reimbursement Technologies, Inc.	“Reimbursement Technologies”, no design	Registered	2,262,484
Reimbursement Technologies, Inc.	Design mark	Registered	1,929,345
Emergency Medical Services Corporation	“Care”, plus design	Registered	3,789,517
Emergency Medical Services Corporation	“EMSC”, no design	Registered	3,250,779
Emergency Medical Services Corporation	“EMSC” and design plus color claims	Registered	3,533,907
Emergency Medical Services Corporation	“EMSC” and design plus color claims	Registered	3,533,905
Emergency Medical Services Corporation	“EMSC” and design, no color claims	Registered	3,641,991
Emergency Medical Services Corporation	“EMSC” and design, no color claims	Registered	3,671,617
Emergency Medical Services Corporation	“RadCare”, no design	Registered	3,752,044
Emergency Medical Services Corporation	“RadCare”, plus design	Registered	3,795,547
Emergency Medical Services Corporation	“It’s all about the Care”, no design	Registered	3,722,195
Emergency Medical Services Corporation	“AnesthesiaCare”, plus design	Pending	77/871,102
Emergency Medical Services Corporation	“AnesthesiaCare”, no design	Pending	77/871,096
Emergency Medical Services Corporation	“EmCare Inpatient Services”, plus design	Pending	77/871,099
Emergency Medical Services Corporation	“EmCare Inpatient Services”, no design	Pending	77/871,088
MedicWest Ambulance, Inc.	“MedicWest”, no design	Registered	3,211,928

37

Grantor	Trademark	Status	App No. / Reg. No.
MedicWest Ambulance, Inc.	“MedicWest”, no design	Registered	3,216,515
MedicWest Ambulance, Inc.	“MedicWest”, no design	Registered	3,225,904
Air Ambulance Specialists, Inc.	“Air Ambulance Specialists, Inc. when quality and trust counts”, plus design	Registered	3,398,434
Access 2 Care, LLC	“Access2Care”, no design	Pending	77/421,447
Affilion, Inc.	“A better ED”, no design	Registered	3,330,024
Affilion, Inc.	“REAT”, no design	Registered	3,433,776
Affilion, Inc.	“DocFirst”, no design	Registered	3,529,577
Affilion, Inc.	“Affilion” and design	Registered	3,152,572

38

III.  Patents

Grantor	Title	Status	App No. / Reg. No.	App No. / Reg. No.
American Medical Response, Inc.	System and Method for managing requests for medical transportation	Pending(1)	10-771,178	2/2/04

IV.  Copyright Licenses, Patent Licenses and Trademark Licenses

None.

(1)     This patent application has been rejected by the United States Patent and Trademark Office, but American Medical Response, Inc. has appealed the rejection.

39

SCHEDULE 6

Commercial Tort Claims

American Medical Response West, American Medical Response, Inc. v. Paramedics Plus, LLC, East Texas Medical Center Regional Healthcare System, Inc., Jeffrey S. Taylor and DOES-10 inclusive (case no.: RG10541623, in the Superior Court of the State of California in and for the County of Alameda).

40

SCHEDULE 7

Letter-of-Credit Rights

None.

41

SCHEDULE 8

Holdings Contracts

1.                                       Agreement and Plan of Merger, dated as of February 13, 2011, among CDRT Acquisition Corporation, CDRT Merger Sub, Inc. and Emergency Medical Services Corporation.

2.                                       Company Disclosure Schedule, dated as of February 13, 2011, to the Agreement and Plan of Merger among CDRT Acquisition Corporation, CDRT Merger Sub, Inc. and Emergency Medical Services Corporation.

3.                                       Parent Disclosure Schedule, dated as of February 13, 2011, to the Agreement and Plan of Merger among CDRT Acquisition Corporation, CDRT Merger Sub, Inc. and Emergency Medical Services Corporation.

4.                                       Unitholders Agreement, dated as of February 13, 2011, by and among CDRT Acquisition Corporation, CDRT Merger Sub, Inc., Emergency Medical Services Corporation, Emergency Medical Services L.P., Onex Corporation and the Limited Partners (as defined therein) party thereto.

5.                                       Equity Financing Commitment letter, dated February 13, 2011, from Clayton, Dubilier & Rice Fund VIII, L.P. to CDRT Acquisition Corporation.

6.                                       Agreement and Consent, to be dated May 25, 2011, among CDRT Acquisition Corporation, CDRT Merger Sub, Inc., Onex Partners LP, Onex Partners LLC, Onex US Principals LP, EMS Executive Investco LLC, Onex EMSC Co-Invest LP, Emergency Medical Services Corporation, Emergency Medical Services L.P. and Onex Corporation, individually and in its capacity as trustee.

7.                                       Rollover Agreement, to be dated as of May 25, 2011, between CDRT Acquisition Corporation, CDRT Holding Corporation, and the members of management of Emergency Medical Services Corporation who elect to roll over options pursuant to Section 3.04(a) of the Merger Agreement.(2)

8.                                       Indemnity Agreement, to be dated as of May 25, 2011, between CDRT Acquisition Corporation and Onex Corporation.

9.                                       Paymaster Agreement, to be dated as of May 25, 2011, among CDRT Acquisition Corporation, CDRT Holding Corporation, Clayton, Dubilier & Rice Fund VIII, L.P., CD&R EMS Co-Investor, L.P., CD&R Advisor Fund VIII Co-Investor, L.P. and CD&R Friends and Family Fund VIII, L.P.

10.                                 Paying Agent Agreement, to be dated as of May 25, 2011, among CDRT Acquisition Corporation, Emergency Medical Services Corporation and American Stock Transfer & Trust Company, LLC.

11.                                Termination Agreement, to be dated as of May 25, 2011, among CDRT Acquisition Corporation, Emergency Medical Services Corporation, Emergency Medical Services L.P., Onex Corporation, Onex Partners Manager LP, AMR HoldCo, Inc. and EmCare HoldCo, Inc.

(2)     CDRT Acquisition Corporation is executing the Rollover Agreement solely for the purpose of assigning its rights and obligations under Section 3.04(a) of the Merger Agreement to CDRT Holding Corporation.

42

ANNEX 1

ACKNOWLEDGEMENT AND CONSENT*

The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement, dated as of May 25, 2011 (the “Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement or the Credit Agreement referred to therein, as the case may be), made by Emergency Medical Services Corporation and the other Granting Parties party thereto in favor of Deutsche Bank AG New York Branch, as Collateral Agent and Administrative Agent.  The undersigned agrees for the benefit of the Collateral Agent, the Administrative Agent and the Lenders as follows:

The undersigned will be bound by the terms of the Agreement applicable to it as an Issuer (as defined in the Agreement) and will comply with such terms insofar as such terms are applicable to the undersigned as an Issuer.

The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Subsection 5.3.1 of the Agreement.

The terms of Subsections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Subsection 6.3(c) or 6.7 of the Agreement.

[NAME OF ISSUER]

By:
	Name:	[ ]
	Title:	[ ]

Address for Notices:

[ ]

* This consent is necessary only with respect to any Issuer which is not also a Granting Party.

ANNEX 2

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of [                   ], 201[  ], made by [                                                            ], a [                            ] corporation (the “Additional Granting Party”), in favor of DEUTSCHE BANK AG NEW YORK BRANCH, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined in the Guarantee and Collateral Agreement).  All capitalized terms not defined herein shall have the meaning ascribed to them in such the Guarantee and Collateral Agreement referred to below, or if not defined therein, in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, CDRT Merger Sub, Inc. (“Merger Sub”), a Delaware corporation that was merged with and into Emergency Medical Services Corporation, a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Subsidiary Borrowers from time to time party thereto (together with the Parent Borrower, collectively the “Borrowers” and each individually a “Borrower”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders thereunder and as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties, and the other parties party thereto are parties to a Credit Agreement, dated as of May 25, 2011 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, CDRT Acquisition Corporation, a Delaware corporation (“Holdings”), the Parent Borrower and certain of its Subsidiaries are, or are to become, parties to the Guarantee and Collateral Agreement, dated as of May 25, 2011 (as amended, supplemented, waived or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Collateral Agent, for the ratable benefit of the Secured Parties;

WHEREAS, the Additional Granting Party is a member of an affiliated group of companies that includes the Parent Borrower and each other Granting Party; the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Parent Borrower to make valuable transfers to one or more of the other Granting Parties (including the Additional Granting Party) in connection with the operation of their respective businesses; and the Parent Borrower and the other Granting Parties (including the Additional Granting Party) are engaged in related businesses, and each such Granting Party (including the Additional Granting Party) will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, the Credit Agreement requires the Additional Granting Party to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Granting Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.                                       Guarantee and Collateral Agreement.  By executing and delivering this Assumption Agreement, the Additional Granting Party, as provided in Subsection 9.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Granting Party thereunder with the same force and effect as if originally named therein as a [Guarantor] [, Grantor and Pledgor] [and Grantor] [and Pledgor](1) and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a [Guarantor] [, Grantor and Pledgor] [and Grantor] [and Pledgor](2) thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules [                        ] to the Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information.  The Additional Granting Party hereby represents and warrants that each of the representations and warranties of such Additional Granting Party, in its capacities as a Guarantor [, Grantor and Pledgor] [and Grantor] [and Pledgor],(3) contained in Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.  Each Additional Granting Party hereby grants, as and to the same extent as provided in the Guarantee and Collateral Agreement, to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in the [Collateral (as such term is defined in Subsection 3.1 of the Guarantee and Collateral Agreement) of such Additional Granting Party] [and] [the Pledged Collateral (as such term is defined in the Guarantee and Collateral Agreement) of such Additional Granting Party, except as provided in Subsection 3.3 of the Guarantee and Collateral Agreement].

2.                                       GOVERNING LAW.  THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(1)          Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

(2)          Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

(3)          Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

2

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTING PARTY]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Collateral Agent and Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

3

ANNEX 3

SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT, dated as of [                       ], 201[  ], made by [                                                             ], a [                            ] corporation (the “Additional Pledgor”), in favor of DEUTSCHE BANK AG NEW YORK BRANCH, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined in the Guarantee and Collateral Agreement).  All capitalized terms not defined herein shall have the meaning ascribed to them in such the Guarantee and Collateral Agreement referred to below, or if not defined therein, in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, CDRT Merger Sub, Inc., a Delaware corporation that was merged with and into Emergency Medical Services Corporation, a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Subsidiary Borrowers from time to time party thereto (together with the Parent Borrower, collectively the “Borrowers” and each individually a “Borrower”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders thereunder and as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties, and the other parties party thereto are parties to a Credit Agreement, dated as of May 25, 2011 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, CDRT Acquisition Corporation, a Delaware corporation (“Holdings”), the Parent Borrower and certain of its Subsidiaries are, or are to become, parties to the Guarantee and Collateral Agreement, dated as of May 25, 2011 (as amended, supplemented, waived or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Collateral Agent, for the ratable benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Pledgor to become a Pledgor under the Guarantee and Collateral Agreement with respect to Capital Stock of certain new Subsidiaries of the Additional Pledgor; and

WHEREAS, the Additional Pledgor has agreed to execute and deliver this Supplemental Agreement in order to become such a Pledgor under the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.                                       Guarantee and Collateral Agreement.  By executing and delivering this Supplemental Agreement, the Additional Pledgor, as provided in Subsection 9.15 of the Guarantee and Collateral Agreement, hereby becomes a Pledgor under the Guarantee and

Collateral Agreement with respect to the shares of Capital Stock of the Subsidiary of the Additional Pledgor listed in Annex 1 hereto and will be bound by all terms, conditions and duties applicable to a Pledgor under the Guarantee and Collateral Agreement, as a Pledgor thereunder.  The information set forth in Annex 1 hereto is hereby added to the information set forth in Schedule 2 to the Guarantee and Collateral Agreement, and such Schedule 2 is hereby amended and modified to include such information.  The Additional Pledgor hereby represents and warrants that each of the representations and warranties of such Additional Pledgor, in its capacity as a Pledgor, contained in Subsection 4.3 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Supplemental Agreement) as if made on and as of such date.  The Additional Pledgor hereby undertakes each of the covenants, in its capacity as a Pledgor, contained in Subsection 5.3 of the Guarantee and Collateral Agreement.  The Additional Pledgor hereby grants, as and to the same extent as provided in the Guarantee and Collateral Agreement, to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Pledged Collateral of such Additional Pledgor now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof, except as provided in Subsection 3.3 of the Guarantee and Collateral Agreement. The Additional Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplemental Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

2.                                       GOVERNING LAW.  THIS SUPPLEMENTAL AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

2

IN WITNESS WHEREOF, the undersigned has caused this Supplemental Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL PLEDGOR]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Collateral Agent and Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

3